Best Buy #812

LEASE

by and between

DUFF DANIELS, L.L.C., an Iowa Limited Liability Company, as Tenant in Common holding a 65% interest, and Duff Myers, L.L.C., an Iowa Limited Liability Company, as Tenant in Common holding a 35% interest

("Landlord") and

BEST BUY CO., INC., a Minnesota Corporation ("Tenant")

1220 South Duff Avenue, Ames, lowa

TABLE OF CONTENTS

ARTICLE PAGE

1.
TIIE PREMISES 1
2.
BASE TERM 1
3.
RENT 2
4.
ACCEPTANCE OF PREMISES 2
5.
MAINTENANCE AND REPAIRS BY TENANT 2
6.
SPECIAI, NET LEASE 3
7.
UTILITIES 4
8.
TAXES AND ASSESSMENTS 4
9.
TENANT'S IMPROVEMENTS 5
10.
INSURANCE 6
11.
DAMAGE, DESTRUCTION, OBLIGATION TO REBUILD 8
12.
ABATEMENT 9
13.
COMPLIANCE WITII LAWS, ETC 9
14.
WASTE; USE; NO LIENS 9
15.
TENANT REPRESENTATIONS 11
16.
LANDLORD'S PERFORMANCE OF TENANT'S DUTIES 12
17.
NOTICE TO MORTGAGEE 14
18.
SUBLETTING AND ASSIGNMENT 14
19.
CONDEMNATION 16
20.
MUTUAL INDEMNIFICATION 17
21.
INSPECTION OF PREMISES 17
22.
TENANT DEFAULT 18
23.
LANDLORD'S REMEDIES UPON DEFAULT 18
24.
LANDLORD DEFAULT 20
25.
CONDITION OF PREMISES ON TERMINATION 21

26.
SUCCESSORS AND ASSIGNS 21
27.
NOTICES 22
28.
. NO ORAL AGREEMENTS 23
29.
NO WAIVER 23
30.
WARRANTIES OF TENANT; ESTOPPEL CERTIFICATE 23
31.
CARDIN'G 23
32.
LANDLORD AND TENANT 24
33.
TIME OF ESSENCE 24
34.
DEFINITION.........................' 24
35.
MORTGAGE 24
36.
ZONING; DECLARATION 25
37.
LANDLORD'S CONSENT 25
38.
LEGAL EXPENSE 25
39.
TITLE OF LANDLORD 26
40.
FINANCIAL STATEMENTS 26
41.
OPTION TO EXTEND LEASE 26
42.
GOVERNIN'G LAW 27
43.
FIEADIN'G 27
44.
HOLDIN'G OVER 27
45.
RIGHTS ARE CUMULATIVE 27
46.
MEMORANDUM OF LEASE 28
47.
AUTHORITY TO SIGN LEASE 28
48.
INVALIDITY 28
49.
CONDIDON AND COVENANTS 28
50.
SECURITY 29

51.
COUNTERPARTS 29
52.
INTERPRETATION 29

EXHIBITS

A.
LEGAL DESCRIPTION
B.
MEMORANDUM OF LEASE COMMENCEMENT
C.
COVENANT DOCUMENTS

Best Buy #812

LEASE

THIS LEASE, is entered into and effective as of December 20, 2004, between DUFF DANIELS, L.L.C., an Iowa Limited Liability Company, as Tenant in Common holding a 65% interest, and DUFF MYERS, L.L.C., an Iowa Limited Liability Company, as Tenant in Common holding a 35% interest (collectively here after called "Landlord") and BEST BUY CO., INC., a Minnesota Corporation (hereinafter called "Tenant").

The parties mutually agree as follows:

1.
THE PREMISES.

),Landlord, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Tenant, does hereby lease and rent unto Tenant, and Tenant hereby agrees to Lease and take upon the terms and conditions hereinafter set forth a Building containing approximately 30,259 square feet constructed by Tenant and then sold to Landlord (the ''Building11 together with all other improvements situated on the hereinafter described parcel of land containing approximately 5.08 acres (the "Land") located and having a street address of 1220 S. Duff Avenue, Ames, Iowa, and legally described on Exhibit 11A11 attached hereto.

The Land and Building together constitute the "Leased Premises" hereunder. Notwithstanding the foregoing, the term ''Building" shall include all additional buildings and other improvements constructed, installed, or erected on the Land.

2.
BASE TERM.

The Base Term of this Lease (the "Term") shall be fifteen (15) years commencing on December 20, 2004 (the "Commencement Date") and ending on December 19, 2019 unless sooner terminated pursuant to any provision hereof.

Landlord and Tenant shall also execute a Memorandum of Lease Commencement in the form set out on Exhibit "B" specifying the Commencement Date, and the Expiration Date applicable to this Lease. Said Memorandum of Lease Commencement shall be attached to and become a part of this Lease.

3.
RENT.

Tenant hereby covenants and agrees to pay Landlord as monthly fixed rent for the Leased Premises during the Term the sums set forth below:

Annual Monthly

Years	Rent	Rent
1-5	$414,750.00	$34,562.50
6-10	$427,192.50	$35,599.38
11-15	$440,008.28	$36,667.36

Such monthly rent shall be payable in advance and without demand on the first day of every calendar month commencing on the Commencement Date. Rent shall be prorated for any partial month at the beginning or end of the Tenn. Tenant shall pay rent to Landlord at the following address unless otherwise notified in writing by Landlord:

Duff Daniels, L.L.C. 3101 Ingersoll Avenue Des Moines, Iowa 50312 Attn: Ronald L. Daniels

Taxpayer ID # 20-1952867

4.
ACCEPTANCE OF PREMISES.

Tenant has constructed the Building and other improvements on the Leased Premises to plans and specifications approved by Tenant and by contractors chosen by Tenant. Tenant therefore will be familiar with the designs of the improvements and condition of the Leased Premises as of the Commencement Date, and will be presumed as of such Commencement Date to have accepted the Leased Premises in their then existing condition. To the maximum extent permitted by law, Tenant waives the implied warranty of suitability for the Leased Premises. Landlord shall cooperate in Tenant's attempt to enforce warranty and other obligations of contractors and suppliers for the original construction of the Leased Premises, but shall have no other responsibility or liability for the design, construction or condition of Leased Premises and makes no warranties with respect thereto, and Landlord shall not be required to make any repairs of any kind whatsoever during the term of this Lease, except under the provisions of Section 19 hereof. Landlord will transfer all contractor and supplier warranties in its possession to Tenant, for the Term of this Lease which transferred warranties shall revert back to Landlord upon termination of said Lease.

5.
MAINTENANCE AND REPAIRS BY TENANT.

Tenant agrees at its expense to keep and maintain the entire Leased Premises, both Building and Land, in good order, condition and repair, including but not limited to maintenance and repair including replacement .(as necessary) of all structural or load-bearing elements, roofs, walls, foundations, heating, ventilating and air conditioning systems, windows, walls, doors, electrical systems and

. equipment, mechanical equipment: plumbing and all other components of the Building, mowing

•
lawns, care of plantings, resurfacing and striping of walkways, driveways and parking areas, and adjacent public sidewalks, removal of trash, maintenance of utility lines and exterior lighting on the Land. All such maintenance and repair shall keep the Leased Premises in a good state of repair and in a clean, safe, and sanitary condition and in compliance with all applicable laws, including without limitation the Americans with Disabilities Act, and insurance regulations. Tenant must make all

.repairs, corrections, improvements or alterations necessitated by age, Tenant's use, the elements or required pursuant to governmental order or mandate. Tenant expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Leased Premises in good order, condition or repair. Any and all obligations that Landlord may incur under the operation and reciprocal easement agreement and any other agreements to which the Land may be subject as of the Commencement Date and any amendments thereto or modification thereafter shall become the sole obligation of Tenant during the initial term of the Lease and any extensions thereof.

If Tenant fails to perform its obligations under this Section 5, or under another provision of this Lease, Landlord may at its option (but shall not be required to) enter upon the Leased Premises after ten (10) days prior written notice to Tenant (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf and put the same in good order, condition and repair, and the cost thereof, together with interest at 15% per annum (but in no event more than the maximum rate then allowable by law) shall become due and payable as additional rental to Landlord together with Tenant's next rental installment. Except for the obligations of Landlord under Section 19 (relating to condemnation of the Leased Premises), it is intended by the parties hereto that Landlord have no obligation, in any manner whatsoever, to repair and maintain the Leased Premises or the equipment therein or any part thereof, whether s1IUctural or non-s1IUctural, all of which obligations are intended to be that of Tenant In no event shall Landlord be obligated to pay for repairs or replacement of any part of the Leased Premises.

6.
SPECIAL NET LEASE.

This Lease is what is commonly called a "Net, Net, Net Lease11 it being understood that Landlord shall receive the rent set forth in Section 3 and Section 41 free and clear of any and all other impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the Leased Premises. In addition to the rent reserved by Section 3 and Section 41, Tenant shall pay to the parties respectively entitled thereto all impositions, insurance premiums, operating charges, maintenance charges, construction costs and any other charges, costs and expenses which arise or may be contemplated. All such charges, costs and expenses shall constitute additional rent,

.µid upon the failure of Tenant to pay any of such costs, charges or expenses including, without limitation, utilities pursuant tp Section 7 and taxes and assessments pursuant to Section 8, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent. It is the intention of the parties except as expressly provided herein that this Lease shall not be terminable for any reason by Tenant, and that Tenant shall in no event be entitled to any abatement of, or reduction in, rent payable under this Lease, except as otherwise expressly provided herein. Any present or future law to the contrary shall not alter this agreement of the parties.

7.
UTILITIES.

Tenant shall pay on time and hold Landlord free and harmless from all bills or assessments for light, heat, water, gas, electric, telephone, sewer rentals or charges, and any other expenses arising out of or incidental to the occupancy of said Building and Leased Premises. No full or partial utility deprivation including, but not limited to, blackout, brownout, rationing shall give rise to any abatement of rent nor give rise to any right of Tenant to terminate the Lease.

8.
TAXES AND ASSESSMENTS.

As additional rent, Tenant agrees and covenants to pay directly to the proper governmental agency, on or before the date each installment becomes due and payable, an amount equal to all "Real Property Taxes" including but not limited to (i) the ad valorem or property taxes, and all other taxes including commercial rental taxes and other similar taxes levied against the Leased Premises, excepting income taxes, which become due and payable during the Term of this Lease, and (ii) all installments of general, special, ordinary or extraordinary assessments including statutory interest, if any. Landlord shall have the obligation to, if possible, (i) have the tax bills mailed directly to Tenant by the proper governmental agency; and (ii) for the last lease year of the Term hereof, furnish an apportionment between Landlord and Tenant based on the number of days of Tenant's last lease year which fall within the then current calendar year. In the event Landlord is unable to have the tax bills mailed directly to Tenant by the proper governmental authorities, Landlord shall within five (5) business days of receipt thereof forward to Tenant the tax bills. Landlord agrees to pay any late fees, charges or penalties incurred due to Landlord's failure to forward to Tenant the tax bills within the time period provided herein. Tenant may, in good faith and in a lawful manner and upon giving notice to Landlord of its intention so to do, contest in Landlord's name any tax assessment or charge against the Leased Premises, but all costs and expenses incidental to such contest shall be paid by Tenant, and in case of an adjudication adverse to Tenant, then Tenant shall promptly pay such tax, assessment or charge including penalties or late charges, if any. Tenant shall indemnify and save Landlord harmless against any loss or damage arising from such contest and shall, if necessary to prevent a sale or other loss or damage to Landlord, pay such tax, assessment or charge under protest and take such other steps as may be necessary to prevent any sale or loss. Tenant agrees; if requested by Landlord's lender, to pay its estimated share of real estate taxes into a monthly escrow account.

Tenant shall promptly, furnish Landlord with satisfactory evidence that all taxes have been paid. If Tenant shall fail to pay any such taxes, Landlord shall have the right to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next rent installment together with interest at the rate of 15% per annum but in no event more than the maximum rate then allowable by law. As used herein, the term "Real Property Tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fees, commercial rental tax, including without limitation, sales, use, gross receipts or value added taxes levied on the rent payable hereunder, improvement bond or other bonds, including statutory interest, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Leased Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Leased Premises or in the real property of which the Leased Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Leased Premises. The term "Real Property Tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge included within the definition of "Real Property Tax", or (ii) the nature of which was previously included within the definition of "Real Property Tax", or (iii) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Leased Premises or which is added to a tax or charge included within the definition of "Real Property Tax" by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Leased Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

9.
TENANT'S IMPROVEMENTS.

Any structural alterations or improvements or any non-structural improvements or alterations costing more than $500,000 shall require Landlord's consent, which consent shall not be unreasonably withheld. Landlord's consent shall be automatically granted if Landlord does not respond to Tenant's request within 15 days after receipt by Landlord of notice and submission of preliminary plans and specifications from Tenant. Subject to the preceding sentence, during the full Term of this Lease, Tenant shall have the right, at any time during the Tenn, and from time to time, at its own cost and sole expense and liability to place or install within the Leased Premises, such non-structural Leasehold improvements as it shall desire provided that such improvements do not diminish the market value of the Premises. Unless expressly released by Landlord in writing, all such improvements shall be and remain, at the time of expiration or other termination of this Lease, the property of Landlord without payment or offset unless such improvements are not permanently attached to the Leased Premises. No such installation or construction by Tenant shall violate any lawful rule or regulation, plat or zoning construction or other law, ordinance or regulation applicable thereto, or any Covenant Documents, and all alterations and improvements shall be done and performed in good and workmanlike manner. All costs of any such improvements shall be paid by Tenant and Tenant shall allow no liens for labor or materials to attach to the Leased Premises by virtue thereof. Tenant shall submit drawings and specifications of all alterations and improvements .to Landlord prior to commencement of work and as- built plans promptly after completion thereof. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in, on or about the Leased Premises and Landlord shall have the right to post notices of non-responsibility in or on the Leased Premises as provided by law. Landlord may require that Tenant remove any or all alterations, improvements or additions made by Tenant to the Leased Premises at the expiration of the Term and restore the Leased Premises to its prior condition. In no event will any alteration or improvement reduce the square footage of the Building located on the Leased Premises.

Any alterations, improvements and additions in, or about the Leased Premises that Tenant desires to make and which require the consent of Landlord shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at, or for use in the Leased Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Leased Premises or any interest therein. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend itself and Landlord against the same and shall post any necessary bond or obtain a title insurance indemnity over, if reasonably required by Landlord, and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or the Leased Premises. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in such action if Landlord shall decide it is in its best interest to do so.

10.
INSURANCE.

Tenant agrees to provide and keep in force during the Term of this Lease and at its own cost and expense the following insurance coverage from an insurance company or companies authorized to do business in the State of lowa:

a.
Fire and All Risk. Fire and all risk insurance and earthquake insurance (if the Leased Premises are in an earthquake zone) in an amount not less than the Full Insurable Value (defined below) of the Building and improvements on said property, and to keep such insurance in full force and effect for and during the time any Buildings and improvements are located on the Leased Premises during the term of this Lease. The coverage shall include all risks commonly insured for properties similar to the Leased Premises in the Ames, Iowa area. For the purpose hereof "Full Insurable Value" shall mean the replacement cost of the improvements without allowance for depreciation but excluding footings, foundations, and other portions or" improvements which are customarily not insurable. Such policy or policies shall insure Landlord and Tenant, and shall contain a standard mortgagee clause providing for payment of proceeds to a mortgagee, as its interest may appear.

b.
• Public Liability and Property Damage. Public liability and property damage insurance with limits of not less than $2,000,000 for injury and death to any one person, and

$5,000,000 for injury or death in any one accident or occurrence per location including property damage, insuring Landlord and Tenant, and with a cross-liability endorsement covering claims by an insured against another insured. Provided, however, regardless of the limits specified herein, in the event that any other binding agreement affecting the Leased Premises, i.e. Covenant Documents as listed on the attached Exhibit "C", require higher limits, Tenant shall comply with the higher limits therein specified. The public liability and property damage insurance described in this Section 10(b) shall be primary insurance and any insurance maintained by Landlord shall be excess and noncontributing.

c.
Business Interruption. Business interruption insurance covering all rent related to the Leased Premises for a period of twelve (12) months.
d.
Additional Insureds. Each policy shall name Landlord and Landlord's mortgagee, if any, as Additional Insureds, as their interests may appear, and shall contain a covenant that should such policies be cancelled, assigned or materially changed during the policy period, the insurer will mail a notice thereof to Landlord and Landlord's mortgagee at least thirty (30) days in advance. Certificates of insurance evidencing the existence and amounts of such insurance, shall be delivered to Landlord by Tenant prior to Tenant's occupancy of any portion of the Leased Premises. No such policy shall be cancelable except after thirty (30) days written notice to Landlord and Landlord's mortgagee. Tenant shall, prior to the expiration of any such policy, furnish Landlord with renewals or "binders" thereof together with evidence of the payment of premiums therefor; or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be paid by Tenant upon demand. The insurance, as to the interest of Landlord's mortgagee therein, shall not be invalidated by any act or neglect of Landlord or Tenant or any owner of the Leased Premises, nor by any foreclosure or any other proceedings or notices thereof relating to the Leased Premises, nor by any change in the title or ownership of the Leased. Premises nor by occupancy of the Leased Premises for purposes more hazardous than are permitted by such policy.

e.
Deductibles. The fire and all risk coverage specified herein shall have a commercially reasonable deductible as determined by Tenant. The public liability and property damage coverage specified herein shall have a commercially reasonable deductible as determined by Tenant. Tenant shall be liable for any deductible amount. During any period of six (6) consecutive months that the net worth of Best Buy Co., Inc. falls below Five Hundred Million Dollars ($500,000,000.00), Tenant shall cause the insurance provided under this Lease to conform to Landlord's lender's deductible requirements; provided, however, if the net worth of Best Buy Co., Inc. subsequently rises above Five Hundred Million Dollars ($500,000,000.00) after a fall then the deductible requirements shall again be determined by Tenant as provided above. The policies of insurance required to be carried by Tenant shall be primary and not in excess of any other insurance available to Landlord. It shall be the responsibility of Tenant not to violate nor knowingly permit to be violated any condition of the policies required under this Lease. Neither the issuance of any such insurance policy nor the minimum limits specified in this Section 10 shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

f.
Waiver of Subrogation. To the extent such waivers are permitted by insurance carriers, Landlord and Tenant waive their respective right of recovery against the other and the officers, employees, agents and representatives of such other party for any direct or consequential damage to the property of the other including its interest in the Leased Premises by fire or other casualty to the extent such damage is insured (disregarding any deductible) against under a policy or policies of insurance. Each such insurance policy carried by either Landlord or Tenant shall include a waiver of the insurer's rights of subrogation. Such waiver shall in no way be construed or interpreted to limit or restrict any indemnity or other waiver made by Tenant under the terms of this Lease.

g.
No Impairment of Coverage. Tenant shall not carry any stock of goods or do anything in or about the Leased Premises which will impair or invalidate the obligation of any policy of insurance on or in reference to the Leased Premises or the Building.. Landlord shall have the right to require that the amount or types of insurance coverages required of Tenant hereunder be adjusted from time to time to reflect insurance customarily required for similar properties in the Ames, Iowa area. Insurance coverages shall be written by an insurance company or companies licensed to do business in the State of Iowa, with a Best's rating of at least "A-Vll".

h.
Review of Coverage. Landlord and Tenant agree to review the insurance coverages provided herein at least once every five (5) years and to increase the limits, if necessary, in accordance with reasonable commercial standards.

11.
DAMAGE, DESTRUCTION, OBLJGATION TO REBUILD.

If the Leased Premises are totally or partially damaged or destroyed by storm, fire, lightning, earthquake, or from any other cause whatsoever, during the Term of this Lease whether or not such damage or destruction is covered by any insurance required to be maintained under Section 10 hereof, then Tenant shall repair, restore and rebuild the Leased Premises in accordance with applicable building and zoning codes at the time of rebuilding to substantially the same condition immediately prior to such damage or destruction and this Lease shall remain in full force and effect, provided, however, that Tenant shall have the right, with the consent of Landlord (which shall not be unreasonably withheld) to replace the Leased Premises with a different structure so long as (a) the value of the Leased Premises with such structure is no less than the value of the Leased Premises immediately prior to the date of casualty and no less than the square footage shown in Section 1 of this Lease, and (b) the new structure can be built and occupied under the then applicable laws, codes, ordinances, and zoning restrictions. Such repair, restoration and rebuilding (all of which are herein called "repair") shall be commenced within a reasonable time however no more than 30 days after such damage or destruction has occurred and permits necessary to authorize such rebuilding have been issued, and shall be diligently pursued to completion.

a Insurance Proceeds. The proceeds of any insurance maintained under Section 10 hereof shall be made available to Tenant for payment of costs and expense of repair, provided however, that such proceeds may be made available to Tenant subject to reasonable conditions, including, but not limited to architects' certification of cost, retention of percentage of such proceeds pending recordation of a notice of completion and a lien and completion bond (or payment and performance bond) to insure against mechanic's or materialmen's liens arising out of the repair and to insure completion of the repair, all at the expense of Tenant. In the event the insurance proceeds are insufficient to cover the cost of repair, then any amounts required over the amount of the insurance proceeds received that are required to complete said repair shall be paid by Tenant. •

b.
Abatement of Rent. Notwithstanding the partial or total destruction of the Leased Premises and any part thereof, and notwithstanding whether the casualty is insured or not, there shall be no abatement of rent or of any other obligation of Tenant hereunder including, without limitation, payment of operating expenses, insurance premiums and property taxes, by reason of such damage or destruction unless the Lease is terminated by virtue of another provision of this Lease.

c.
Waiver. Tenant waives the provisions of any statutes which relate to termination of leases when the property leased is destroyed and agrees that such event shall be governed by the terms of this Lease.
12.
ABATEMENT.

Except only as provided in Section 19, Tenant's obligations to pay rent and to perform all of the other covenants and agreements which Tenant is bound to perform under the terms of this Lease shall not terminate, abate or be diminished during any period that the Leased Premises or any part thereof are untenantable regardless of the cause of such untenantability.

13.
COMPLIANCE WITH LAWS, ETC.

Tenant shall use the Leased Premises as a general business, or as a store for other retail products and supplies, or, with the consent of Landlord (which shall not be unreasonably withheld) for any other lawful purpose, and, in the use and occupancy of the Leased Premises, and in the conduct of its business and activities, shall at its own cost and expense secure and maintain all necessary licenses and permits required for the conduct of its business. Tenant shall not use the Leased Premises or permit anything to be done in or about the Leased Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense comply with all laws, statutes, ordinances and governmental rules, regulations or requirements of any board of fire underwriters (including all modifications and improvements required thereby) now in force or which may hereafter be in force relating to or affecting the condition, use or occupancy of the Leased Premises. Tenant shall observe all plat and deed restrictions of record. Without limiting the generality of the foregoing, Tenant will not generate, store, bury, discharge or release on or from the Leased Premises any hazardous substances or waste in a manner which would give rise to penalty or liability under the Resources Conservation Recovery Act 42 U.S.C. 6901 et seq., or any other federal, state or local law.

Upon 15 days notice, Tenant shall provide Landlord with copies of all documents and information evidencing Tenant's compliance with any laws, ordinances, orders, rules and regulations requested by Landlord. Tenant shall notify Landlord in writing immediately of any threatened or actual notice, citation, warning or report regarding Tenant's alleged failure to cause the Leased Premises to comply with all laws; ordinances, orders, rules and regulations.

14.
WASTE; USE; NO LIENS.

Except as to liens arising as a result of work performed by or at the direction of Landlord, which shall be the sole responsibility of Landlord; Tenant agrees that during the Term hereof it shall not do or suffer any waste to the Land, Building or Leased Premises, or cause, suffer or permit any liens to attach to or to exist against the Land, Building or Leased Premises by reason of any act or omission of Tenant or person claiming through Tenant or by reason of its failure to perform any act required of it hereunder. Tenant agrees to save and hold harmless Landlord from and against any such lien(s) or claims of lien(s). Tenant shall not permit the Leased Premises to be used for illegal purposes. Tenant agrees that Tenant's use of the Leased Premises and any assignee and/or sublessee of Tenant's use of the Leased Premises are limited by and subject to the "Covenant Documents" as more fully set forth on the attached Exhibit "C". Provided, however, Tenant shall not be required to pay or discharge any lien against the Leased Premises so long as Tenant has given Landlord notice of its intent to contest such lien and Tenant is in good faith contesting the validity or amount thereof and has given to Landlord such security as Landlord has reasonably requested to assure payment of such lien and to prevent the sale, foreclosure or forfeiture of the Land, Building or Leased Premises by reason of non- payment. In the event that any lien does so attach, and is not released within thirty (30) days after written notice to Tenant thereof or if Tenant has not indemnified Landlord against such lien within said thirty (30) day period, Landlord, in its sole discretion, may pay and discharge the same and relieve the Leased Premises therefrom, and Tenant agrees to repay and reimburse Landlord upon demand for the amount so paid by Landlord. The existence of any mechanics', laborer's, materialmen's, supplier's or vendor's lien, or any right in respect thereof, shall not constitute a violation of this paragraph if payment is not yet due and payable upon the contract or for the goods or services in respect of which any such lien has arisen. On final determination of the lien or claim of lien Tenant will immediately pay any judgment rendered, and all costs and charges, and shall cause the lien to be released or satisfied. Tenant will not use or permit the use of the Land, Building or Leased Premises in any manner which would result or would with the passage of time result in the creation of any easement or prescriptive right. Tenant shall not use or occupy the Leased Premises, or knowingly permit them to be used or occupied, contrary to any statute, rule, order, ordinance, requirement, regulation or certificate of occupancy affecting the same, or which would make void or voidable any insurance then in force with respect thereto or which would make it impossible to obtain fire or other insurance thereon required to be furnished hereunder at Tenant's expense, or which would cause structural injury to the improvements or cause the value or usefulness of the Leased Premises, or any portion thereof, to diminish (reasonable wear and tear excepted), or which would constitute a public or private nuisance or waste, and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

a.
No Toxics. To the best of Tenant's knowledge, information and belief, no electrical transformers, light fixtures or other equipment containing polychlorinated biphenyl are or were located on the Leased Premises at any time during or prior to Tenant's possession and/or occupancy thereof, except as disclosed in the PSA (as defined in Section 15(b)). Tenant hereby represents and warrants that Tenant shall not install any asbestos containing materials or equipment containing polychlorinated biphenyl in the Leased Premises.
b.
No Storage Tanks. To the best of Tenant's knowledge, information and belief, no storage tanks (either above-ground or underground) for gasoline or any other substances are or were located on the Leased Premises at any time during or prior to Tenant's possession and/or occupancy thereof, except as disclosed in the PSA. Upon the termination of this Lease, or sooner if required by law, Tenant shall, remove and/or remediate any Hazardous Materials and contaminated soil or ground water, if any, at Tenant's sole cost and expense, which may then be present upon the Land.
c.
Indemnification. Tenant hereby agrees to indemnify, defend, protect, and hold harmless Landlord and Landlord's employees, agents, representatives and Landlord's mortgagee from and against any and all loss, damages, suits, actions, liabilities, costs and expenses, whether known or unknown, foreseeable or unforeseeable, including, without limitation, (i) all losses, damages, costs and expenses, directly or indirectly arising out of the existence, use, generation, storage, migration (to or from the Land), transportation, treatment, release, threatened release or disposal of Hazardous Materials in, on, upon, around or under the Land (including, without limitation, those Hazardous Materials and conditions described in the PSA which pre-date this Lease), and (ii) the cost of any required or necessary repair, remediation, cleanup, monitoring, testing or detoxification and the preparation of any closure or other required plans or reports (including all reasonable professional fees incurred in connection therewith), whether such action is required or necessary prior to or following transfer of title to the Leased Premises, to the full extent that such action is attributable, directly or indirectly, to the presence or existence, use, generation, storage, migration (to or from the Land), transportation, release, threatened release or disposal of Hazardous Materials in, on, upon, around or under the Land. This agreement to indemnify, defend, protect and hold harmless Landlord shall be in addition to any other obligations or liabilities Tenant may have to Landlord at common law under all statutes and ordinances or otherwise and survive the termination of the Lease to the extent of acts or omissions of Tenant and any of Tenant's agents, employees, contractors or invitees occurring prior to the termination of the Lease.

15.
TENANT REPRESENTATIONS.

Tenant acknowledges, represents, and warrants to Landlord and Landlord's successors and assigns that:

a.
Occupation of Leased Premises. Tenant shall be deemed the prior owner and occupant of the Leased Premises immediately prior to Landlord's purchase of the Leased Premises from Tenant;

b.
No Violation of Health and Safety Laws. Tenant represents, to the best of its knowledge, information and belief, the teased Premises are not in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene, health and safety, or to the use, generation, storage, transportation, treatment, release or disposal of Hazardous Materials [as defined in Section 15(e)] or to the environmental condition on, under or about the Leased Premises, including, but not limited to, soil

·and ground water condition, and no notice from any governmental body has been served upon or delivered to Tenant claiming any such violation;

c.
No Hazardous Materials. Except as disclosed in any environmental reports or audits provided to Landlord by Tenant or obtained by Landlord, neither Tenant nor, to the best of Tenant's knowledge, information and belief, any third party has at any time during or prior to Tenant's possession and/or occupancy of the Leased Premises used, generated, manufactured, stored, treated, released or disposed of on, under or about the

Leased Premises, or transported to or from the Leased Premises, any Hazardous Materials. Tenant shall not conduct, nor permit, any of the foregoing activities to occur on the Leased Premises during the term. The term "Hazardous Materials" as used in this Lease shall include, but not be limited to, any flammable materials, explosives, radioactive materials, hazardous or toxic substances which are or become regulated by any local governmental authority, the State of Maryland or the United States Government or which would require removal, treatment or other remedial action. The term "Hazardous Materials" includes, without limitation, any material or substance which is (i) listed or defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste,11 or "hazardous substance", or the like, under any municipal, state or federal law, code or other regulation, (ii) defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42

U.S.C. § 9601 et. seq., The Hazardous Materials Transportation Act 49 U.S.C. § 1801, et. seq. and the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et. seq.;

(iii) petroleum; (iv) asbestos; (v) polychlorinated biphenyl; (vi) designated as a "hazardous substance" pursuant to Section 3.11 of the Federal Water Pollution Control Act (33 U.S.C. § 1317); (vii) any substance which is subject to the reporting requirements of the Federal Emergency Planning and Community Right-to-Know Act,

(viii) defined as a "hazardous substance" pursuant to the Toxic Substances Control Act, 15 U.S.C. § 2601; or (ix) any substance which contaminates soil or ground water and causes degradation of the soil and/or water to the extent that mitigation methods are needed to restore the soil or water to its natural state;

d.
No Asbestos. Tenant agrees that no asbestos-containing materials will be installed within the Leased Premises or exposed in the Leased Premises through demolition, renovation or otherwise, at any time during or prior to Tenant's possession and/or occupancy thereof.

e.
- All signs located on the Leased Premises have been approved and have been installed in accordance with local ordinances and any other agreements, Le. Covenant Documents as listed on the attached Exhibit "C", to which the Land may be subject as of the Commencement Date.
16.
LANDLORD'S PERFORMANCE OF TENANT'S DUTIES.

a Performance at Tenant's Sole Expense. If Tenant should default in the performance of any covenant on its part to be performed by virtue of any provision of this Lease, Landlord may, after ten (10) days' notice in the case of defaults in the payment of rent, additional rent or other monetary defaults, or after thirty (30) days' notice in the case of non-m0netary defaults (or, in the case of emergencies, after reasonable attempts at prior notice), perform the same for the account of Tenant, 'and Tenant hereby authorizes Landlord to come upon the Leased Premises for such purposes and while on the Leased Premises to do things reasonably necessary to accomplish the correction of such default. If Landlord, at any time, is compelled to pay or elects to pay any sum of money by reason of the failure of Tenant, after ten (10) days' notice, to comply with any provision of this Lease, or if Landlord is compelled to incur any expense, including reasonable attorneys' fees and costs, in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord with all interest costs at 15% per annum and damages including any loss of rent, shall be deemed to be additional rent hereunder.

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole expense and without abatement of rent. If Tenant shall fail to observe and perform any covenant, condition, provision or agreement contained in this Lease or shall fail to perform any other act required to be performed by Tenant, Landlord may, upon notice to Tenant, without obligation, and without waiving or releasing Tenant from any default or obligations of Tenant, make any such payment or perform any such obligation on Tenant's part to be performed. All sums so paid by Landlord and all costs incurred by Landlord, including reasonable attorneys' fees and costs, shall be payable to Landlord on demand together with interest thereon in a per annum amount equal to eighteen percent (18%) per annum but in no event greater than the maximum interest rate permitted by law, and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy hereunder) the same rights and remedies in the event of Tenant's non-payment thereof as in the case of default by Tenant in the payment of rent.

b.
Interest on Past Due Amounts. Any amount due from Tenant to Landlord which is not paid within five (5) days after receipt by Tenant of Landlord's written notice that said amount is past due shall bear interest at the lesser of fifteen percent (15%) per annum or the maximum interest rate permitted by law from five (5) days after notice that such payment is due until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

c.
Late Charge. Upon receipt by Tenant of written notice from Landlord that Tenant is more than five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay to Landlord a late charge equal to five percent (5%) of each delinquent amount of rent and any subsequent delinquent amount of rent. The parties agree that the a m o u n t of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing each delinquent payment of rent by Tenant and that such late charge shall be paid to Landlord as liquidated damages for each delinquent payment, but that the payment of such late charge shall not excuse or cure any default by Tenant under this Lease.

d.
Purpose of Interest and Late Charge. The parties agree that the payment of late charge and the payment of interest provided for in this Section 16 are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of a late charge is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments, but excluding attorneys' fee and attorneys' costs incurred with respect to such delinquent payments.

17.
NOTICE TO MORTGAGEE.

So long as there remains of record a mortgage or mortgages of Landlord's interest in the property, and Tenant has been given written notice of the identity and address of such mortgagee(s), Tenant shall give a duplicate notice of each notice sent to Landlord to such mortgagee. Failure to give notice to mortgagee shall not invalidate Tenant's notice to Landlord or expose Tenant to liability to mortgagee. Tenant agrees that if in any notice to Landlord the performance of some act is required or compliance with some provision hereof is requested and Landlord does not, within the allotted time, perform such act or comply with such provision, then mortgagee shall have an additional thirty (30) days after expiration of Landlord's cure period in which to perform such act or comply with such provision for and on behalf of Landlord, and Tenant shall have no right to take action otherwise permitted it, or to terminate this Lease, if the mortgagee shall perform and comply within said thirty (30) days. In the event the act or thing to be complied with within said thirty (30) day period cannot by its nature reasonably be completed within such period, mortgagee shall be deemed to have complied therewith in the event it commenced the performance of compliance within said thirty (30) day period and thereafter completes the same with due diligence. The granting to the mortgagee of additional time in which to comply shall not be deemed in any manner to release or relieve Landlord from the obligations of Landlord under this Lease. The said mortgagee is hereby authorized to enter upon the Leased Premises following reasonable notice to Tenant and while thereon to do anything necessary to correct such default. For purposes of this Lease any reference to a mortgage or mortgages shall include references to deeds of trust and beneficiaries thereof.

18.
SUBLETTING AND ASSIGNMENT.

Provided that Tenant shall remain liable under all of the terms and conditions of this Lease for the full remainder of the Term, and provided further that any assignee or sublessee shall consent to use the Leased Premises for retail purposes only and said assignee's or sublessee's use does not increase the risk of Hazardous Materials being used, generated, manufactured, stored, treated, released or disposed of on, under or about the Leased Premises or transported to or from the Leased Premises, Tenant shall have the absolute right to assign or sublet the Leased Premises, in whole or in part, without the consent of Landlord. So long as Tenant is not publicly traded, a change of ownership of 51% or more of Tenant shall be deemed an assignment of this Lease for purposes of this paragraph. Transfers in connection with a public offering shall not be deemed an assignment of Lease. If the stock of Tenant becomes publicly held, there shall be no restriction on subletting and assignment, except for a use not approved by Landlord, whose approval will not be denied or delayed unreasonably, but in no event shall Tenant be released of any obligation hereunder. Tenant shall have the right to assign this Lease, or to sublet the Leased Premises to any of Tenant's affiliates, subsidiaries or parent corporation(s). A change of ownership of 51% or more of the stock of Tenant shall not be considered an assignment if it occurs in connection with a bona fide merger or acquisition or change in the state of incorporation of Tenant.

a.
No Release. No assignment or subletting shall serve to release Tenant of any obligations hereunder or alter the primary liability of Tenant for the payment of rent and other sums due Landlord hereunder or for the performance of or compliance with each and every term, covenant, condition and obligation to be performed or observed by Tenant under this Lease.
b.
Acceptance of Renter Performance. Landlord may accept any rent or performance of

Tenant's obligations from any person other than Tenant and such acceptance of any rent or performance shall not constitute a waiver or estoppel of Landlord's rights to exercise its remedies for the default or breach by Tenant of any of the terms, covenants or conditions of this Lease.
c.
No Need to Exhaust Security. In the event of any default or breach of Tenant's obligations under this Lease, Landlord may proceed directly against Tenant, or any one else responsible for the performance of Tenant's obligations under this Lease, including the sublessee, without first exhausting Landlord's remedies against any other person or entity responsible therefor, or any security held by Landlord or Tenant.

d.
Assumption. Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of the assignment or sublease. Any assignee of this Lease shall covenant to assume the Lease in a manner that is directly enforceable by Landlord.
e.
Provisions to be Included in Sublease. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Leased Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

(1)
Assignment of Rents. Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rents and income arising from any sublease of all or a portion of the Leased Premises heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligation under this Lease; provided, however, that except during any period in which a breach bas occurred in the performance of Tenant's obligations under this Lease, and remains uncured Tenant may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Landlord shall pay to Tenant any portion of such rents, collected from any sublessee that exceed the rental and other monetary obligations then due from Tenant under the Lease. Landlord shall not, by reason of this assignment of rents or any other assignment of sublease to Landlord, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Tenant to perform and comply with any of Tenant's obligations to such sublessee under such sublease. Tenant hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligation under this Lease, to pay to Landlord the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Landlord and shall pay such rents and other charges to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary, Tenant shall have no right or claim against said sublessee or, until the default has been cured, against Landlord, for any such rents and other charges so paid by sublessee to Landlord.

(2)
Attornment. In the event of a breach by Tenant in the performance of its obligations under this Lease, and a resulting termination of Lease by Landlord, Landlord, at its option and without any obligation to do so, may require any sublessee to attorn (i.e., agree to become tenant to a new owner or landlord of the same property) to Landlord, in which event Landlord shall 1D1dertake the obligations of'(\the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior defaults or breaches of such sublessor under such sublease.
(3)
Consent of Landlord Required. Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Landlord herein, if Landlord's consent is required under this lease.
(4)
Conditions of Sublease. Each sublease shall provide that (i) it is subject and subordinate to this Lease and any Underlying Mortgage (defined in Section 35 below); (ii) Landlord may enforce the provisions of the sublease, including collection of rent; (iii) if this Lease is terminated for any reason, Landlord may, at its option, either (A) terminate the sublease, or (B) takeover all of the rights and interest of Tenant, as sublessor, under such sublease, in which case such sublessee shall attorn to Landlord. If Landlord elects to takeover the rights and interest of Tenant, Landlord shall not (1) be liable for any previous act or omission of Tenant under the sublease, (2) be subject to any defense or offset in favor of the sublessee against Tenant, or (3) be bound by any modification to the sublease made without Landlord's written consent or by any prepayment by sublease of more than one month's rent.

19.
CONDEMNATION.

In the event all of the Leased Premises, or such portion thereof as will make the Leased Premises unusable for the purposes of Tenant, be condemned by any legally constituted authority for any public use or purpose, then in either of said events, the Term hereby granted shall cease, at 1he option of either Landlord or Tenant on thirty (30) days' written notice from the time when possession thereof is taken by said public authorities, and rent shall be accounted for as between Landlord and Tenant as of that-date. Said termination, however shall be without prejudice to the rights of either Landlord or Tenant, or both, to recover compensation and damage caused by condemnation from the condemnor, except: (i) Tenant shall have no rights for the value of its leasehold; and (ii) neither Tenant nor Landlord shall have any rights in any separate award made to the other party by the condemnor. In the event less than all of the Leased Premises is taken or condemned for a public or quasi-public use and the portion of the Leased Premises which is not taken may be reasonably suitable for the purposes of Tenant by repair or restoration, this Lease will not terminate. Landlord shall, in such event, promptly commence and diligently complete the repair and restoration of the Leased Premises so that upon completion the Building will constitute a complete architectural unit with an appearance, character and commercial value as nearly as possible equal to the value of the Building immediately prior to the taking, provided however, Landlord shall have no obligation to expend more on reconstruction than the net amount of a condemnation award or the net amount received by way of settlement in lieu thereof or make a repair or restoration if the estimated cost therefore would reduce Landlord's award. There shall be an abatement of annual rent after such taking which shall be equal to the greater of the

(i) the percentage of the total area of the Leased Premises after the taking as relates to the total area of the Leased Premises immediately prior to said taking thereunder, to the termination of this Lease, or

(ii) the percentage of total area of the Building after the taking as relates to the total area of the Building immediately prior to said taking thereunder, to the termination of this Lease.

20.
MUTUAL INDEMNIFICATION.

Each party ("Indemnifying Party") agrees to indemnify and save harmless the other ("Indemnified Party") against and from any and all claims by and on behalf of any persons, firms or corporations, arising from the conduct or management of, from any work or thing whatsoever done by or on behalf of the Indemnifying Party (which shall include, with respect to Tenant's indemnity hereunder, Tenant's sublessees and assigns) in or about, its activities upon or (in the case of Tenant) occupancy of, the Leased Premises (including any portion thereof occupied by any sublessee or assignee of Tenant) during the Tenn of this Lease, and will further indemnify and save the Indemnified Party harmless against and from any and all claims arising from any breach or default on the part of the Indemnifying Party in the performance of any covenant or agreement on the part of such Indemnifying Party to be performed pursuant to the terms of this Lease, or from any violation or failure to comply with any law, ordinance or regulation, or from any act or negligence of such Indemnifying Party, or any of its agents, contractors, servants, employees, licensees, or invitees or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation, occurring during the Term of this Lease, in or about the Leased Premises, or upon or under the sidewalks and the land adjacent thereto, and from and against all costs, reasonable and necessary counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon, and in case any action or proceeding is brought against the Indemnified Party by reason of any such claim, the Indemnifying Party upon notice from the Indemnified Party covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to the Indemnified Party. Landlord's liability is limited to Landlord's interest in the Leased Premises and will be cancelled automatically upon any failure by Tenant to maintain in full force and effect all insurance required to be furnished by Tenant under the provisions of this Lease.

21.
INSPECTION OF PREMISES.

Tenant agrees to permit Landlord and its agents, and any mortgagee of the Leased Premises, to inspect the Leased Premises at all reasonable times, and to come upon the Leased Premises if necessary to perform any act which Tenant has failed to perform, as provided elsewhere in this Lease. Tenant shall be given reasonable prior notice of any such entry (except in the case of emergency) and any such entry shall be undertaken in a manner that reasonably minimizes interference with Tenant's use and operations and Tenant shall have the right to have one or more of its employees present during such inspection.

22.
TENANT DEFAULT.

Tenant shall be in default under this Lease if one or more of the following events (herein called "Defaults") shall happen and be continuing, namely:

a.
Failure to make the punctual payment of any rent, additional rent or other monetary payment herein agreed to be paid and such failure shall continue for a period often (10) days after written notice is given by Landlord to Tenant of such failure; however said time period shall be inclusive of any and all statutory time periods for non-payment of rent and breach of covenants in Lease.

b.
Tenant shall have filed a petition in bankruptcy or prayed for any relief under the Federal Bankruptcy Law or made an assignment for the benefit of creditors;

c.
An attachment or execution shall have been levied upon Tenant's property in or interest under this Lease, which shall not have been satisfied or released or the enforcement thereof stayed or superseded by an appropriate proceeding within thirty (30) days thereafter;

d.
An involuntary petition in bankruptcy or for reorganization or arrangement under the Federal Bankruptcy Law shall have been filed against Tenant and not' withdrawn, dismissed or discharged within sixty (60) days from the filing thereof;

e.
A Receiver or Trustee shall have been appointed for the property of Tenant or Tenant's business or assets and the order or decree appointing such Receiver or Trustee shall have remained in force undischarged for thirty (30) days after the entry of such order or
•
decree;

f.
Tenant shall have failed to perform or observe any other covenant, agreement or condition to be performed or kept by Tenant under the terms and provisions of this Lease, and such failure shall continue for thirty (30) days after written notice thereof has been given to Tenant by Landlord, unless Tenant shall have commenced corrective action within such thirty (30) days and thereafter diligently completes the same; the foregoing provision shall not requin: Tenant to occupy the Leased Premises and Tenant shall be entitled to vacate the Leased Premises so long as it otherwise complies with its obligations hereunder; however said time period shall be inclusive of any and all statutory time periods for non-payment of rent and breach of covenants in Lease.

23.
LANDLORD'S REMEDIES UPON DEFAULT.

Upon the occurrence of any Default by Tenant, Landlord, at its option, may have one or more of the following remedies, in addition to all of the rights and remedies provided at law or in equity.

a.
Entry by Landlord. Landlord may cure the Default for the account of Tenant, and Tenant hereby authorizes Landlord to come upon the Leased Premises for such purposes and while on the Leased Premises to do all things reasonably necessary to accomplish the correction of such Default. If Landlord, at any time, is compelled to pay or elects to pay any sum of money by reason of the occurrence of a Default by Tenant or if Landlord is compelled to incur any expense, including reasonable attorneys' fees and attorney's costs, in instituting, prosecuting or defending any action or proceeding instituted by reason of any Default of Tenant hereunder, the sum or sums so paid by Landlord with all interest costs and damages, including any loss of rent, shall be deemed to be additional rent hereunder.
b.
Performance By Landlord. Landlord may, upon notice to Tenant., without obligation, and without waiving or releasing Tenant from any Default or obligations of Tenant, make any such payment or perform any such obligation on Tenant's part to be performed. All sums so paid by Landlord and all costs incurred by lessor, including reasonable attorneys' fees and costs, shall be payable to Landlord on demand together with interest thereon in a per annum amount equal to fifteen percent (15%) per annum but in no event greater than the maximum interest rate permitted by law, and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy hereunder) the same rights and remedies in the event of Tenant's non- payment thereof as in the case of default by Tenant in the payment of rent.

c.
Repossession; Damages. Landlord may without further notice repossess the Leased Premises and at any time thereafter may terminate this Lease by written notice to Tenant. In such event, Landlord shall be entitled to recover liquidated damages (in lieu of paying any further deficiency amounts under Section 23(d) below) a sum of money equal to the total of (i) the cost of recovering the Leased Premises, (ii) the unpaid rent earned at the time of termination, plus interest thereon, (iii) late charges on unpaid rent and accrued interest thereon in a per annum amount equal to fifteen percent (15%) per annum, (iv) the present value of the balance of the rent for the remainder of the term using a discount rate of ten percent (10%), (v) reasonable costs of reletting and refurbishing the Leased Premises including, without limitation, leasing commissions paid, tenant improvement costs, rent concessions and repairs to the Leased Premises, and (vi) any other sum of money and damages reasonably necessary to compensate Landlord for the detriment caused by Tenant's Default.

d.
Termination of Right of Possession. Landlord may immediately terminate Tenant's right of possession of the Leased Premises by written notice to Tenant, with or without terminating this Lease, and without notice or demand enter upon the Leased Premises or any part thereof and take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Leased Premises and change the locks. In the event that Landlord terminates Tenant's right to possession without terminating this Lease, Landlord shall use reasonable efforts to relet the Leased Premises or any part thereof for such terms and such rents as Landlord may reasonably elect. fu the event Landlord shall elect to so relet, the rent received by Landlord from such reletting shall be applied first, to the payment of any sums owing from Tenant to

Landlord hereunder other than rent due hereunder from Tenant to Landlord, second, to the payment of any reasonable cost of such reletting, including, without limitation, refurbishing costs and leasing commissions, and third, to the payment of rent due and unpaid hereunder, and Tenant shall satisfy and pay any deficiency upon demand therefor from time to time. Any such entry into the possession of the Leased Premises by Landlord under this Section 23 shall be without liability or responsibility for damages to Tenant and shall not be in lieu of or in substitution for any other rights of Landlord hereunder at law or in equity. Tenant further agrees that Landlord may file suit to recover any sums due Landlord under the terms of this Section 23 and that no recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. Reletting of the Leased Premises shall not be construed as an election on the part of Landlord to terminate this Lease and notwithstanding any such reletting without termination, Landlord may at any ti.me thereafter elect to terminate this Lease for such previous breach.

e.
No Termination Without Written Notice. No re-entry by Landlord or any action brought by Landlord to oust Tenant from the Leased Premises after the occurrence of a Default shall operate to terminate this Lease unless Landlord shall give written notice of termination to Tenant, in which event Tenant's liability shall be as above provided. In the event of a Default by Tenant, Landlord shall have the right of an injunction or a restraining order against Tenant and the right to invoke any remedy allowed by law or in equity whether or not other remedies, indemnities or reimbursements are herein provided.
f.
Remedies Are Cumulative. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and except as provided herein, no one of them, whether or not exercised by Landlord, shall be deemed to be an exclusion of any of the others. No right or remedy granted to Landlord herein is intended to be exclusive of any other right or remedy hereunder or now or hereafter existing in law or equity or by statute. In the event of termination of Tenant's right to possession by Landlord after the occurrence of a Default, Tenant waives any and all rights to redeem the Leased Premises either provided by any statute now in effect or hereafter enacted.

24.
LANDLORD DEFAULT.

Landlord shall not be in default hereunder and Tenant shall not have any remedy or cause of action unless Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure (unless such performance will due to the nature of the obligation, require a period of time in excess of thirty (30) days, then after such period of time as is reasonably necessary). If Landlord is in default hereunder, Tenant's exclusive remedy shall be an action for damages. All obligations of Landlord hereunder shall be construed as covenants not conditions.

25.
CONDITION OF PREMISES ON TERMINATION.

Upon termination of this Lease for any reason, Tenant covenants and agrees to remove all of its personal property, including fixtures and equipment installed by Tenant upon the Leased Premises which are not permanently attached, and Tenant shall repair any damage caused by the removal thereof, and shall leave the Leased Premises in as good repair and clean condition as at the commencement of this Lease, normal and reasonable wear and tear and usage excepted. Tenant shall either (i) remove at Tenant's sole expense, any title encumbrances relating to the Leased Premises caused by Tenant's interest in the Lease, or (ii) provide Landlord with a bond for the total amount of said title encumbrance.

All fixtures (other than trade fixtures and equipment not for the operation of the Building), improvements, alterations and equipment for the operation of the Building now or hereafter permanently attached to the Leased Premises shall be and remain Landlord's property and shall not be removed from the Leased Premises without Landlord's prior written consent. All movable fixtures and equipment are and shall remain Tenant's property, and Landlord agrees to sign any and all waivers reasonably required by Tenant in order to complete any fixture financing arrangements relative to said movable fixtures and equipment. Landlord shall have no interest in any movable fixtures and equipment owned by Tenant, or installed in or upon the Leased Premises solely at the cost and expense of Tenant. In the event said property is thereafter removed from the Leased Premises by Tenant, or any party holding a lien on, a security interest in, or a reversionary interest in the property, or by any agent or representative thereof or any purchaser thereof, pursuant to the exercise or enforcement of any rights incident to the interests created, Tenant or party holding such interest shall repair any damage necessitated by the removal of such property as may be necessary to restore the Leased Premises to good condition and repair, excepting only reasonable wear and tear, without any cost or expense to Landlord.

26.
SUCCESSORS AND ASSIGNS.

Subject to Section 18, the obligations and responsibilities of the parties to this Lease shall be binding upon, and the rights and benefits shall inure to the successors and assigns of the parties hereto; but the liabilities of any successor to the interest of Landlord hereunder shall be limited to the performance of those obligations which arise and accrue during the period of ownership of the Leased Premises by any such successor. Landlord may at any time transfer its interest in this Lease and underlying fee, but no transfer or sale of Landlord's interest hereunder shall be binding upon Tenant until Tenant has received a true, correct and complete copy of the original instrument assigning Landlord's interest in this Lease or a certified and conformed copy of any deed conveying Landlord's fee interest in the Leased Premises. Any such instrument shall evidence the fact that the assignee or transferee thereunder has assumed all of Landlord's obligations under this Lease and acquired sufficient title to the Leased Premises to enable it to perform such obligations. Upon completion of said assignment or transfer in conformance with the requirements of this Section, Landlord shall have no further liability under this Lease.

27.
NOTICES.

Any notice or consent required to be given by or on behalf of either party to the other shall be in writing and given by mailing such notice or consent by either (i) one (1) business day after sending by an overnight courier service, or (ii) two (2) business days after sending by registered or certified mail, return receipt request addressed to the other party as follows:

(i)
If to Landlord:

Duff Daniels, L.L.C. 3101 Ingersoll Avenue Des Moines, Iowa 50312

Attention: Ronald L. Daniels with a copy to:

Timothy C. Hogan Hogan Law Office 3101 Ingersoll Avenue

Des Moines, Iowa 50312

(ii)
If to Tenant:

Best Buy Co., Inc.

7601 Penn Avenue South Richfield, MN 55423

Attention: Legal Department - Real Estate with a copy to:

Robins, Kaplan, Miller & Ciresi 2800 LaSalle Plaza

800 LaSalle Avenue South Minneapolis, MN 55402-2015 Attention: Steven A. Schumeister, Esq.

or to such other addresses as the parties may designate in writing. Any notice or consent given hereunder by either party shall be deemed effective when mailed as aforesaid, but the time period in which to respond to any notice or consent shall commence to run on the date on which such notice or consent is actually received by the addressee. Refusal to accept delivery shall be deemed receipt thereof.

28.
NO ORAL AGREEMENTS.

It is expressly agreed between Landlord and Tenant that there is no verbal understanding or agreement which in any way changes the terms, covenants and conditions herein set forth, and that no modification of this Lease and no waiver of any of its terms and conditions shall be effective unless made in writing and duly executed by the authorized officers of the necessary parties or party and consented to by Landlord's mortgagee, if any.

Landlord and Tenant hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Premises are merged into this Lease.

29.
NO WAIVER.

Toe failure of Landlord or Tenant to insist, in one or more instances, upon the strict performance by Tenant or Landlord of any of the provisions of this Lease shall not be construed as a waiver of any right or remedy available for any future breach of such provisions. Receipt by Landlord of rent with knowledge of the breach of any provisions hereof shall not be deemed a waiver of any right or remedy available for such breach.

30.
WARRANTIES OF TENANT; ESTOPPEL CERTIFICATE.

Tenant warrants to and for the benefit of Landlord and any mortgagee of the Leased Premises that as of the date of execution of this Lease it neither has nor claims any defense to this Lease nor any offset against the rentals payable or other obligations required of Tenant hereunder, and Tenant warrants that it has not paid any rental in advance for a period of more than one (1) month and covenants that it will not, without such mortgagee's written consent, at any time during the term hereof prepay any rental for a period longer than one month.

Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which the rent and any other charges have been paid in advance, if any, stating whether or not to the best knowledge of Tenant, Landlord is in default in tlie performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge and containing any other information and certifications which reasonably may be requested by Landlord or the older of any Underlying Mortgages. Any such statement delivered pursuant to this Section 30 may be relied upon by a prospective purchaser of the fee of the Property or any mortgagee, ground lessor or other like encumbrancer thereof, or any assignee of any such encumbrancer upon the Building or the Leased Premises.

31.
CARDING.

Landlord may place signs at the Leased Premises "For Rent" or "For Sale" ninety (90) days before the termination of this Lease. Landlord may enter the premises at reasonable hours and upon reasonable notice to exhibit same to prospective purchasers, tenants and mortgagees and to inspect or make rep8ll'S.

32.
LANDLORD AND TENANT.

This Lease shall create the relationship of landlord and tenant between Landlord and Tenant.

33.
TIME OF ESSENCE.

Time is of the essence of this Lease.

34.
DEFINITION.

"Landlord" as used in this Lease shall include the original Landlord hereunder, its successors, and if this Lease shall be validly assigned, shall also include Landlord's assignees. "Tenant" shall include the original Tenant hereunder, its successors, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignee or sublessee, as to premises covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may be appropriate for the particular parties.

35.
MORTGAGE.

Landlord shall have the right to place trust deeds or mortgages against the Leased Premises as security for a loan obtained or to be obtained by Landlord.

Tenant agrees to execute such documents as may be reasonably required by the lending agency making any such existing or subsequent loans, including attornment agreements, subordination agreements and estoppel certificates, if requested; provided that if a mortgage or trust deed is to be placed on the Leased Premises, Landlord and Landlord's mortgagee shall execute a non-disturbance agreement in a form reasonably acceptable to Tenant.

If Landlord’s interest in the Leased Premises is sold or conveyed upon the exercise of any remedy provided. for in any Underlying Mortgages, or otherwise by operation of law: (a) this Lease will not be affected in any way, and Tenant will attorn and recognize the new owner as Tenant's landlord under this Lease and Tenant will confirm such attornment in writing within ten (10) days after request; and

(b) the new owner shall not be (i) liable for any act or omission of Landlord under this Lease occurring prior to such sale or conveyance, or (ii) subject to any offset, abatement or reduction of rent because of any default of Landlord under this Lease occurring prior to such sale or conveyance, or (iii) not be subject to any subsequent amendments or modifications of this Lease made without Lender's prior written consent that would amend or modify the rents or term of this Lease.

This Lease is subject and subordinate to all mortgages, trust deeds, ground Leases or other encumbrances which may now affect the Leased Premises (the "Underlying Mortgages") and to all renewals, modifications, consolidations, replacements and extensions of any such Underlying Mortgages provided that the holder of such Underlying Mortgage and Tenant shall execute a non- disturbance agreement in a form reasonably acceptable to Tenant and Landlord prior to the date such

Underlying Mortgage is recorded as a lien against the Leased Premises.

36.
ZONING; DECLARATION.

a.
Tenant covenants that the Leased Premises are zoned properly so as to enable Tenant to operate the Leased Premises as a retail consumer electronics store and for any activities usually related thereto. Tenant shall furnish Landlord a certificate from the appropriate governmental authority stating that the Leased Premises are so zoned. Landlord makes no representation or warranty regarding current zoning and cannot guarantee future zoning or changes in permitted uses, and Tenant assumes the risk thereof.

b.
This Lease, and any and all provisions hereof, shall be subject to the following documents, including any amendments thereto, (collectively, the "Declaration"):

(i) Reciprocal Easement Agreement and Operating Agreement by Best Buy Stores,

L.P. dated October 14, 2002, and recorded October 24, 2002, as Instrument No. 02-

16733.

Landlord hereby assigns to Tenant and Tenant hereby agrees to assume, for the Term of this Lease (including any extensions thereto) all of the rights and obligations of Landlord under the terms, covenants, provisions and indemnifications of the Declaration. Landlord shall assist Tenant, at no cost to Landlord and upon request by Tenant, to enforce the terms and provisions of the Declaration. Notwithstanding the foregoing, Landlord may amend the Declaration without Tenant's consent so long as any such amendment or amendments only affect the Leased Premises after the term of this Lease has expired (including any extensions thereto) or has terminated as provided herein.

37.
LANDLORD'S CONSENT.

In all matters referred to in this Lease, where. Landlord's consent or approval is required, Landlord agrees that Landlord will not unreasonably withhold Landlord's consent or approval, except where this Lease indicates that Landlord may act in its discretion.

38.
LEGAL EXPENSE.

If Landlord retains the services of attorneys and successfully recovers possession of the Leased Premises, or successfully recovers any sum due but not paid after proper notice has been given by Landlord prior to any suit being filed, then all such costs and expenses, including reasonable attorneys' fees and attorney's costs, incurred by Landlord shall be paid by Tenant. If any action, arbitration or proceeding (including any appeal thereof) is brought by Landlord or Tenant (whether or not such action is prosecuted to judgment) to enforce its respective rights under this Lease or to enforce a judgment ("Action"), (i) the unsuccessful party therein shall pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees and costs, and (ii) as a separate right, severable from any other rights set forth in this Lease, the prevailing party therein shall be entitled to recover its reasonable attorneys' fees and costs incurred in enforcing any judgment against the unsuccessful party therein, which right to recover such post-judgment attorneys' fees and costs shall be included in any such judgment. The right to recover post-judgment attorneys' fees shall (i) not be deemed waived if not included in any judgment, (ii) survive the final judgment in any Action, and (iii) not be deemed merged into such judgment. The rights and obligations of the parties under this Section 38 shall survive the termination of this Lease.

39.
TITLE OF LANDLORD.

Landlord expressly covenants and agrees that as of the Commencement Date of the Term of this Lease, it will be the owner of the fee simple title to the Land and Building and other improvements subject to the Covenant Documents as set forth on the attached Exhibit "C". Landlord further covenants that Tenant, on paying the monthly rental and observing and performing all other terms and conditions contained in this Lease, shall have quiet and peaceful possession of the Leased Premises for the full Term, or extensions thereof subject to the provisions of this Lease.

40.
FINANCIAL STATEMENTS.

Within ninety (90) days of the end of each of Tenant's fiscal years during the Term of this Lease (including the optional renewal term, if exercised) Tenant shall furnish to Landlord, at no cost to Landlord, a copy of the audited financial statements for Tenant's fiscal year just ended. Tenant acknowledges that this undertaking is of substantial value to Landlord because Landlord's rights to such financial statements may affect the availability or cost of Landlord's financing.

41.
OPTION TO EXTEND LEASE.

Provided that Tenant is not in Default and the property is being occupied, both when exercising its option to extend and at the commencement of the renewal Term, Tenant shall have the option to extend the Term of this Lease for four (4) successive additional renewal terms of five (5) years each commencing at the expiration date of the original Term or prior renewal Term hereof (as the case may be) on the same terms and conditions as the original Term except that the annual rent for each and every Lease Year during said optional renewal terms shall be as follows:

For the first optional renewal Term:

Years 16-20

Annual Rent

$453,208.52

Monthly Rent

$37,767.38

For the second optional renewal Term:

Years 21-25

Annual Rent

$466,804.78

Monthly Rent

$38,900.40

For the third optional renewal Term:

Annual Monthly

Years

26-30

Rent

$480,808.92

Rent

$40,067.41

For the fourth optional renewal Term:

Years

31-35

Annual Rent

$495,233.19

Monthly Rent

$41,269.43

Tenant shall give Landlord written notice of its exercise of the option for the first renewal Term not less than one hundred eighty (180) days before the expiration date of the original Term.

Tenant shall give Landlord written notice of its exercise of the option for the second or third or fourth renewal Term not less than one hundred eighty (180) days before the expiration date of the then renewed Tenn, as the case may be.

42.
GOVERNING LAW.

This Lease shall be performed, construed and enforced in accordance with the laws of the State of Iowa.

43.
HEADING.

The headings used in this Lease are for convenience only and shall not have any bearing or meaning with respect to the content or context of this instrument.

44.
HOLDING OVER.

Tenant shall have no right to retain possession of the Leased Premises beyond the expiration or earlier termination of the Lease.

If Tenant holds over after the expiration of the Term, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal hereof or an extension for any further Term, and such month-to-month tenancy shall be subject to each and every term, covenant and agreement contained herein; provided, however, that Tenant shall pay as rent during any holding over period, an amount equal to one hundred fifty percent (150%) of the rent payable immediately preceding the expiration of the Term. Nothing in this Section 44 shall be construed as a consent by Landlord to any holding over by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Leased Premises upon the expiration of the Term or upon the earlier termination hereof and to assert any remedy in law or equity to evict Tenant and/or collect damages in connection with such holding over.

45.
RIGHTS ARE CUMULATIVE.

All rights, powers and privileges conferred hereunder upon the parties shall be cumulative, but not restricted to those given by law.

46.
MEMORANDUM OF LEASE.

Either party may, at its sole cost, prepare and record a Memorandum of Lease at the location where the deed of title to the Leased Premises is of record. The other party shall join in executing such Memorandum of Lease on request.

47.
AUTHORITY TO SIGN LEASE.

If Tenant is a corporation, then the persons executing this Lease on behalf of Tenant represent and warrant to Landlord that they are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with a duly adopted resolution of the Board of Directors of Tenant. Landlord warrants to Tenant that the person or persons executing this Lease on behalf of Landlord are duly authorized to execute and deliver this Lease on Landlord's behalf

48.
INVALIDITY.

If any term or provision of this Lease shall be held invalid or unenforceable to any extent, the remaining terms, conditions and covenants of this Lease shall not be affected thereby and each of said terms, covenants and conditions shall be valid and enforceable to the fullest extent permitted by law.

49.
CONDITION AND COVENANTS.

Each provision of this Lease performable by Landlord and/or Tenant shall be deemed both a covenant and a condition.

Landlord and Tenant hereby acknowledge that the Leased Premises are subject to the Covenant Documents as set forth on the attached Exhibit "C". Landlord hereby assigns to Tenant and Tenant hereby agrees to assume, for the Term of this Lease (including any extensions thereof) all of the rights and obligations of Landlord under the terms, covenants, provisions and indemnifications of the Covenant Documents. Tenant will pay as additional rent hereunder throughout the Term of this Lease (and will indemnify and hold Landlord harmless from any obligation to pay the same) all Landlord's share of the costs and expenses arising under the Covenant Documents , including, without limitation, all costs and expenses of the maintenance and operation of any parking and other common areas, at the times, in the amounts and in the manner set forth in the Covenant Documents as set forth on the attached Exhibit "C". Tenant's failure to timely comply with or satisfy any of the obligations contained in the Covenant Documents shall be deemed a material default under this Lease provided, however, that Landlord shall promptly provide Tenant with any and all notices and/or correspondence Landlord sends or receives with respect to any rights or obligations under the Covenant Documents. Further, Landlord shall assist Tenant, at no cost to Landlord and upon request by Tenant, to enforce the terms and provisions of the Covenant Documents. Landlord may amend the Covenant Documents without Tenant's consent so long as any such amendment or amendments only affect the Leased Premises after the term of this Lease has expired (including any extensions thereto) or has terminated as provided herein.

50.
SECURITY.

Tenant hereby assumes responsibility for all security measures for the Leased Premises.

51.
COUNTERPARTS.

This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

52.
INTERPRETATION.

The Lease has been fully negotiated and no provision shall be construed for or against either Tenant or Landlord, and this Lease shall be interpreted in accordance with its general tenor in an effort to reach an equitable result.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed as of the day and year first written above.

[SIGNATURES ON NEXT PAGE]

LANDLORD:

DUFF DANIELS, L.L.C.,

an Iowa Limited Liability Company

Name: /s/ Ronald L. Daniels

Title: President

Date: December 13 2004

STATE OF IOWA COUNTY OF POLK

)

) ss.

)

On December 13, 2004, before me, Timothy C. Hogan , a Notary Public in and for said State, personally appeared Ronald L. Daniels ,of Duff Daniels, L.L.C., an Iowa Limited Liability Company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by bis signature on the instrument the person, of the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

LANDLORD:

DUFF MYERS, L.L.C.

an Iowa Limited Liability Company

Attest:

By: /s/ Michael R. Myers Name: /s/ Michael R. Myers Title: President

Date: December 13, 2004

STATE OF IOWA

COUNTY OF POLK

)

) ss.

)

0n December 13, 2004, before me, Heather Engesser a Notary Public in and for said State, personally appeared Michael R. Myers of Duff Myers, L.L.C., an Iowa Limited Liability Company, personally !mown to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, of the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

My commission expires: July 13, 2005 Notary Public

/s/ Heather Engesser

TENANT:

Attest:

Name: /s/ James E. Istas

BEST BUY CO., INC., a Minnesota corporation

By: /s/ Tami Kozikowski Title: Senior Vice Preside Date: December 16, 2004

STATE OF MINNESOTA )

) ss.

COUNTY OF HENNEPIN )

On December 16, 2004, 2004, before me, Cara D. Helper, a Notary Public in and for said State, personally appeared Tami Kozikowski, Senior Vice President of BEST BUY CO., INC., a Minnesota corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, of the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

My commission expires: January 31, 2005 Notary Public

/s/ Cara D. Helper

EXHIBIT A LEGAL DESCRIPTION

LOT 1, DANIELS FIRST ADDITION, CITY OF AMES, STORY COUNTY, IOWA

EXHIBITB

MEMORANDUM OF LEASE COMMENCEMENT

STATE OF IOWA )

) ss.

COUNTY OF POLK )

This Memorandum of Lease Agreement (this "Memorandum") executed as of December 20, 2004, by and between DUFF DANIELS, L.L.C., an Iowa Limited Liability Company, as Tenant in Common holding a 65% interest, and DUFF MYERS, L.L.C., an Iowa Limited Liability Company, as Tenant in Common holding a 35% interest ( collectively hereinafter called "Landlord'') and BEST BUY CO., lNC., a Minnesota Corporation (hereinafter called "Tenant").

WITNESSETH:

That Landlord and Tenant have entered upon into a Lease (the "Lease") dated as of this date, the terms, provisions and conditions of which are incorporated herein by reference to the same extent as if recited in their entirety herein, whereby Landlord has leased to Tenant the premises (the "Leased Premises") located in the City of Ames, County of Story, State of Iowa, together with the improvements located thereon, said Leased Premises being more particularly described on Exhibit "A" attached hereto.

Special reference is hereby made to the following terms and provisions of the Lease:

1.
Subject to the terms and conditions of the Lease, the Base Term shall commence on December 20, 2004 (the Close of Escrow Date), and, unless earlier terminated in accordance with the provisions of the Lease or law, shall continue until December 19, 2019. Tenant shall have the right to extend the Term of the Lease for four (4) additional consecutive five (5) year periods (collectively, the "Extended Terms" and individually, an ''Extended Term") by giving Landlord written notice of its election to exercise such right of extension at least one h1mdred eighty (180) days before the expiration of the Base Term or any Extended Term of the Lease, as the case may be. In order for such notice to be effective, Tenant shall not then be in default under any terms or provisions contained in the Lease. In the event of the exercise of the right to extend the Lease for Extended Terms, all terms and conditions of the Lease shall continue during each such Extended Term. If Tenant fails to exercise within the applicable time p od its right to extend the term of the Lease for any of the Extended Terms, the Term of the Lease shall expire at the end of the Base Term or the Extended Term, as the case maybe.

2.
Landlord and Tenant hereby acknowledge that the Leased Premises are subject to the following "Covenant Documents":
(i)
Reciprocal Easement Agreement and Operating Agreement by Best Buy Stores,

L.P. dated October 14, 2002, and recorded October 24, 2002, as Instrument No. 02

16733.

Landlord hereby assigns to Tenant and Tenant hereby agrees to assume, for the Term of the Lease (including any extensions thereof) all of the rights and obligations of Landlord under the terms, covenants, provisions and indemnifications of the Covenant Documents.

3.
Upon the expiration or sooner termination of the Lease, at the request of either party, Landlord and Tenant shall enter into and record a memorandum evidencing such termination in a form reasonably satisfactory to both parties.

This Memorandum is executed for the purpose of recordation in the Official Records for the County of Story, State of Iowa, in order to give notice of the terms and provisions of the Lease and is not intended and shall not be construed to define, limit or modify the Lease. This Memorandum may be executed in counterpart.

EXECUTED on the date first recited above.

[SIGNATURES ON NEXT PAGE]

LANDLORD:

DUFF DANIELS, L.L.C.,

an Iowa Limited Liability Company

Attest:

Name:

By: _ Name: Ronald L. Daniels

Title: President

Date: December , 2004

STATE OF IOWA COUNTY OF POLK

)

) ss.

)

On December , 2004, before me, Timothy C. Hogan , a Notary Public in and for said State, personally appeared Ronald L. Daniels ,of Duff Daniels, L.L.C., an Iowa Limited Liability Company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by bis signature on the instrument the person, of the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My commission expires: _

LANDLORD:

DUFF MYERS, L.L.C.

an Iowa Limited Liability Company

Attest:

Name:

By:

Name: Michael R. Myers Title: President

Date: December_, 2004

STATE OF IOWA )

) ss.

COUNTY OF POLK )

On December _ _, 2004, before me, Timothy C. Hogan, a Notary Public in and for said State, personally appeared Michael R. Myers of Duff Myers, L.L.C., an Iowa Limited Liability Company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, of the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My commission expires:

TENANT:

Attest:

Name:

BEST BUY CO., INC., a Minnesota corporation

By: Name: Title: Date: , 2004

STATE OF MINNESOTA )

) ss.

COUNTY OF HENNEPIN )

On December 2004, before me, Denise K. Heinbuch, a Notary Public in and for said State, personally appeared , of BEST BUY CO., INC., a Minnesota corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, of the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My commission expires: January 31, 2005

EXHIBITC

COVENANT DOCUMENTS

(i)
Reciprocal Easement Agreement and Operating Agreement by Best Buy Stores, L.P. dated October 14, 2002, and recorded October 24, 2002, as Instrument No. 02-16733.

Best Buy #812.01.1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (the "First Amendment") is entered into this 11th day of December, 2018 ("Effective Date"), by and between DUFF DANIELS, L.L.C., an Iowa limited liability company, as tenant in common holding a 65% interest, and WESTBROOK DANIELS, L.L.C., an Iowa limited liability company, as tenant in common holding a 10.21% interest and WESTBROOK WOLF, L.L.C., an Iowa limited liability company, as tenant in common holding a 24.79% interest ("Landlord"), and BEST BUY STORES, L.P., a

Virginia limited partnership ("Tenant").

RECITALS

WHEREAS, Landlord and Tenant are the current parties to that certain Lease dated December 20, 2004 (the "Lease"), with respect to the Leased Premises more fully described in the Lease and having a street address of 1220 South Duff Avenue, Ames, Iowa 50010; and

WHEREAS, Landlord and Tenant have agreed to amend the Lease in accordance with the terms and conditions more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, including the mutual promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

TERMS

1.
Interpretation. The terms used herein and not specifically defined shall have the same meaning as in the Lease. In the event that the terms of this First Amendment conflict with the terms of the Lease, the terms of this First Amendment shall control. Landlord and Tenant acknowledge that there are no agreements, understanding, restrictions, warranties, representations, or covenants between the parties relating to the Lease other than those set forth in this First Amendment. This First Amendment contains the entire agreement between Landlord and Tenant with respect to the amendment of the Lease and supersedes any prior agreements with respect thereto. Except as amended by this First Amendment, the Lease remains in full force and effect with no modifications.
2.
First Extension Period. The Term is scheduled to expire on December 19, 2019. The parties hereby agree to extend the Term for the period ("First Extension Period") of December 20, 2019 through and including March 31, 2025. The Term shall mean the Base Term, as extended by the First Extension Period, as the same may be further adjusted in accordance with the terms of the Lease.

3.
Option· to Extend. Article 41 of the Lease, referring to Tenant's options to extend the Term, is hereby deleted in its entirety and replaced with the following:

"Provided that Tenant is not in Default and the property is being occupied, both when exercising its option to extend and at the commencement of the renewal period, Tenant is hereby given the right to extend the Term beyond the First Extension Period for three (3) additional periods of five (5) years per period, upon the same terms and conditions as provided for the existing Term, except that fixed rent shall be payable at the rates described in the Lease.

Tenant shall exercise the right granted in the foregoing sentence by notifying Landlord in writing of its intention to exercise its option to extend the Term at least one (1) year prior to the date of commencement of each such extension term, and thereupon this Lease shall be so extended without any further document or act. If Tenant fails to notify Landlord of its exercise of its extension option as hereinabove provided, its option to extend shall nevertheless remain in full force and effect for a period of thirty (30) days after Tenant's receipt of subsequent written notice from Landlord setting forth the expiration date of this Lease and advising Tenant that notice of extension has not been received. In the event the Term is extended pursuant to this Article, the definition of "Term" as used in this Lease shall include any and all such extension term(s).

4.
Fixed Rent; Article 41. Effective as of the date of this First Amendment, the monthly fixed rent payable under the Lease shall be revised to be the following amounts for the following periods:

Period	Annual Rent	Monthly Rent	Per sg. fl.
12/20/2019 to 3/31/2025	$405,470.60	$33,789.22	$13.40
Option 2 (4/1/2025 to 3/31/2030)	$466,804.78	$38,900.40
Option 3 (4/1/2030 to 3/31/2035)	$480,808.92	$40,067.41
Option 4 (4/1/2035 to 3/31/2040)	$495,233.19	$41,269.43

5.
Roof; HVAC. Tenant shall perform the following (collectively, "Work"): (a) replace the existing roof (including the roof membrane) of the Building within one (1) year after the Effective Date of this First Amendment, including removal of the existing roof and insulation (as needed) for the Building and the installation of a new roof, membrane and insulation (as needed) consisting of 3.5" ISO insulation (R-20) and mechanically fastened 60 mil TPO with a

20 year NOL warranty; and (b) replace the existing rooftop heating, ventilating and air conditioning ("HVAC") units serving the Building with new HVAC units with a 5 year parts replacement warranty on the compressors and a 5 year parts replacement warranty on the heat exchangers. Landlord shall pay Tenant for the total costs and expenses incurred by Tenant in connection with the Work ("Work Costs") up to a maximum of Two Hundred Thousand Dollars ($200,000.00). Landlord shall pay the Work Costs to Tenant within twenty (20) days after Tenant shall submit a request to Landlord indicating completion of the Work together with (i) a copy of the above- referenced warranty and (ii) a copy of third party invoices evidencing the

Work Costs incurred by Tenant (collectively, "Completion Notice"). In the event Landlord does not timely pay Tenant the Allowance in full within twenty (20) days after receipt of the Completion Notice, Tenant may offset the same against the rent otherwise payable under the Lease until fully recouped. As of the date of Landlord's receipt of the Completion Notice and continuing for the balance of the Term, Landlord will be responsible, at its sole cost, for all repair, maintenance and future replacement of the Building's roof system (including the roof membrane) and HVAC.

6.
Surrender of Leased Premises. Notwithstanding anything to the contrary in the Lease, Tenant shall not be obligated to remove any alterations or improvements (including without limitation attached fixtures and floor coverings) made to the Leased Premises that are permitted under the Lease. Landlord shall give Tenant notice ("Post-Surrender Notice") of any repairs for which Tenant is responsible under this Lease within ten (10) days after the expiration of the Term. Failure to timely send such Post-Surrender Notice shall be deemed acceptance of the Leased Premises on the expiration date in its then as-is condition. If Landlord timely provides the Post- Surrender Notice, then Tenant shall promptly (but no later than ten (10) days after the date of the Post-Surrender Notice or such longer period as shall be reasonably necessary using due diligence), make the repair(s) set forth in the Post-Surrender Notice that are required by the Lease. Tenant's failure to timely make said repair shall not be deemed an act giving rise to holdover, but shall be a default under the Lease, and shall be curable by Landlord, at Landlord's option, with Tenant being responsible to reimburse Landlord for the reasonable actual costs incurred by Landlord to cure the same. If Tenant has materially and substantially vacated the Leased Premises in accordance with the Lease, then Tenant shall not be deemed to be holding over simply by virtue of personal property remaining in the Leased Premises and/or Tenant's failure to timely make a repair. All personal property not removed by the end of the Term shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without further notice to Tenant and without any obligation to account for such items (except any remaining signage shall be destroyed rather than reused). Tenant's failure to timely make a required repair by the expiration of the Term shall be a default under the Lease which shall be curable by Landlord, at Landlord's option and at Tenant's expense. The provisions of this paragraph shall survive the end of the Term.
7.
Authority. Each party represents and warrants that, except as otherwise provided herein, as of the date hereof: (i) such party has not made any assignment, lease, transfer, conveyance, or other disposition of the Lease, or any interest in the Lease, (ii) such party has the full right, power and authority to enter into this First Amendment without any consent(s) or approval(s) from any third parties (Landlord hereby specifically warranting that no lender approval is required for this First Amendment to be binding and in full force and effect), (iii) each individual executing this First Amendment on behalf of an entity is duly authorized to do so such that this First Amendment shall be binding on the applicable entity upon full execution and delivery of the same, and (iv) such party has not dealt with any broker or finder in connection with this First Amendment such that no party is entitled to be paid a fee or commission in connection with the amendment of the Lease by such party. In addition to any other rights which each party might have at law or in equity, and not as a limitation thereof, each party hereby agrees to indemnify, defend and hold the other party harmless from any loss or damage

3

(including reasonable attorneys' fees) arising from any breach of the representations and warranties contained in this paragraph, including without limitation, any and all claims that might be made by any third party as a result of the execution of this First Amendment.

8.
Notices. The notice addresses set forth in Article 27 of the Lease are hereby amended to be as follows:
(a)
If to Landlord: Duff Daniels, LLC

3101 Ingersoll Avenue, Suite 300

Des Moines, Iowa 50312 With a copy to:

Timothy C. Hogan Hogan Law Office

3101 Ingersoll Avenue, Suite 103 Des Moines, Iowa 50312

Phone: 515-279-9059

E-mail: tim@hoganlawoffice.net

(b)
If to Tenant:

Best Buy Stores, L.P. 7601 Penn Avenue South Richfield, MN 55423

Attention: Legal Department - Real Estate with a copy to:

Robins Kaplan LLP 2800 LaSalle Plaza

800 LaSalle Avenue

Minneapolis, MN 55402-2015 Attention: Steven A. Schumeister, Esq.

Tenant shall not be responsible for partitioning any payments or distributing the same to more than one entity, it being understood for example and not limitation that if Landlord shall be comprised of more than one person, entity and/or beneficiary that Landlord shall designate a payee for Tenant. As of the Effective Date of this First Amendment, Tenant shall continue to pay all rent to Duff Daniels, LLC and such entity shall partition and/or distribute the same as required to its tenants in common as Landlord.

4

9.
Nondisclosure. Landlord and Tenant agree that neither party shall disclose or

5

distribute any of the terms, details or conditions of the Lease including this First Amendment to any person, firm or entity without obtaining the express written approval of the other party or its respective successors or assigns, except (i) as reasonably necessary in the conduct of its business such as necessary employees, officers, legal counsel, brokers, and consultants (for tax, financial or leasing matters), it being understood that third party lease consultants shall be required to execute a nondisclosure agreement for such purpose; (ii) to the extent the terms of this First Amendment become publicly available through no wrongful act of disclosing party; or (iii) when required by law, court order, duly authorized subpoena, or governmental authority to do so (but the party required to disclose shall promptly give the other party written notice and an opportunity to contest such required disclosure).

10.
Miscellaneous. The above recitals are hereby incorporated into this First Amendment as if fully set forth herein. This First Amendment can be modified only in writing signed by the Landlord and Tenant. This First Amendment shall be governed by and interpreted in accordance with the laws of the state in which the Leased Premises is located. Any notices required hereunder shall be sent in the same manner and upon the same terms as are required by the Lease. This First Amendment shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto. This First Amendment may be executed in several counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same Amendment. Execution copies of this First Amendment may be delivered by facsimile or PDF, and the parties hereto agree to accept and be bound by facsimile or PDF signatures hereto. Both Landlord and Tenant assume responsibility for the content and form of this document. Therefore, the parties agree that the rule of judicial interpretation to the effect that ambiguities and/or uncertainties contained in an agreement should be construed against the party who drafted that agreement shall not be applied in the event of any dispute arising from the content of this document.

[Signatures on the following page]

6

IN WITNESS WHEREOF, the parties have caused this First Amendment to Lease to be executed as of the day and year first above written.

LANDLORD:

TENANT:

DUFF DANIELS, L.L.C., an Iowa Limited liability company

By: /s/ Ronald L. Daniels Title: Manager

Date: 12-11-2018

WESTBROOK DANIELS, L.L.C., an Iowa

Limited liability company

By: /s/ Ronald L. Daniels Title: Manager

Date: 12-11-2018

WESTBROOK WOLF, L.L.C., an Iowa Limited liability company

By: /s/ Abe Wolf Title: Manager Date: 12-11-2018

BEST BUY STORES, L.P., a Virginia limited partnership

By: BBC Property Co., a Minnesota corporation, its general partner

By: /s/ Patrick R. Matre Title: VP

Date: 12-12-2018

6

DocuSign Envelope ID: 61ED9O60-4E83-412D-8A17-4215479A7169

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Second Amendment")

is made this 13 day of February ,2023 (the "Effective Date"), by and between

Duff Daniels, L.L.C., an Iowa limited liability company, as tenant in common holding a 65% interest, and Westbrook Daniels, L.L.C., an Iowa limited liability company, as tenant in common holding a 10.21% interest, and Westbrook Wolf, L.L.C., an Iowa limited liability company, as tenant in common holding a 24.79% interest (collectively, "Landlord") and Best Buy Stores, L.P., a Virginia limited partnership ("Tenant").

RECITALS:

WHEREAS, Landlord and Tenant are the current parties to that certain Lease dated December 20, 2004, as amended by a First Amendment to Lease dated December 11, 2018 (collectively, the "Lease"), with respect to the Leased Premises more fully described in the Lease and having a street address of 1220 South Duff Avenue, Ames, Iowa 50010;

WHEREAS, pursuant to the terms of the Lease, Tenant leases from Landlord the real estate legally described as Lot 1, Daniels First Addition, City of Ames, Story County, Iowa (the "Original Lot");

WHEREAS, subject to the satisfaction of the Re-Development Conditions and the Tenant Conditions, Landlord and Tenant desire to split the Original Lot to create two (2) distinct lots as legally described on Exhibit A (the "Best Buy Lot") and Exhibit B (the "Sign Lot") and remove the Sign Lot from the Lease from and after the Re-Development Date; and

WHEREAS, subject to the satisfaction of the Re-Development Conditions and the Tenant Conditions, Landlord desires to develop the adjacent property legally described on Exhibit C (the "Adjacent Lot") all as shown on the plan attached hereto as Exhibit D.

NOW THEREFORE, for and in consideration of the mutual covenants herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.
Re-Development Condition. This Second Amendment is contingent on Landlord either obtaining or waiving the following: (a) the approval of the City of Ames on terms and conditions acceptable to Landlord to subdivide the Original Lot to create the Best Buy Lot and the Sign Lot; and (b) the execution of a lease agreement to lease the Adjacent Lot to a tenant for the use of the Adjacent Lot as a coffeehouse (collectively, the "Re-Development Conditions"). In the event either of the Re-Development Conditions fails to occur, Landlord may terminate this Second Amendment by providing written notice of termination to Tenant. The date on which each of the Re-Development Conditions are either satisfied or waived by Landlord shall be the "Re- Development Date."

2.
Tenant Conditions. Tenant's agreement to the proposed Redevelopment contingent upon the following:

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

(a)
The building and improvements to be constructed on the Adjacent Lot will be limited to those shown on the plan attached hereto as Exhibit D ("Starbucks Plan"). In no event will modifications to the Starbucks Plan be permitted without first obtaining Tenant's approval. The work related to construction of the Starbucks building and related common area alterations ("Starbucks Work") will be performed in a way that minimizes interference with Tenant's business from the Premises, including access to the Premises for Tenant's customers. The staging area for the Starbucks Work will be located on the Adjacent Lot in the location shown on the Starbucks Plan.

(b)
After completion of the Starbucks Work, Landlord agrees to take appropriate steps, including additional signage, to ensure that the operation of the Starbucks drive through does not adversely impact access into and through the Land.

(c)
Landlord hereby consents to the following (collectively, the "Curbside Pickup Work") by Tenant materially as shown on the attached Exhibit E, and adjustments to the same as reasonably necessary to comply with local requirements and/or to be consistent with changes to Tenant's Curbside Pickup program ("Curbside Pickup"), subject to the provisions of this Paragraph 2(b):

(i)
designation of up to ten (I 0) parking stalls for Curbside Pickup (notwithstanding that Exhibit E shows only 4 stalls) with up to ten (I 0) pole signs mounted on a concrete base to be located near the main entrance to the Premises (but not to adversely impact handicapped parking spaces); and

(ii)
penetrations on the front facade of the Premises below the roof line, for installation and operation of one ( l) camera and one (I) telecommunications access point with equipment as depicted on Exhibit E.

Tenant, at its sole cost and expense, shall perform the Curbside Pickup Work in accordance with all applicable obligations under the Lease, including compliance with applicable Laws and obtaining any permits or authorizations required by the applicable governmental authority ("Permits"). To the extent that any Permits are required to be executed in connection with Tenant's Curbside Pickup Work, Landlord shall cooperate with the same (including timely executing any Permits required to be executed by Landlord within ten (10) days after request for the same), it being understood that Tenant shall be responsible for the costs to obtain such Permits.

(d)
Tenant has the right, at its expense, to install charging stations for electronic vehicles (with components, related equipment and cabling/wiring, collectively, "Charging System") in the parking area serving the Premises or such other location as shall be agreed upon by Landlord and Tenant, subject to the following requirements: (a) the Charging System shall be connected to Tenant's electrical system for the Premises and Tenant shall be responsible for all costs and expenses

2

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

of the Charging System, it being understood that all governmental incentives related to such Charging System shall also accrue to Tenant; (b) Tenant shall coordinate the installation of the Charging System so as not to unreasonably interfere with any of the business operations in the Shopping Center; (c) Tenant shall install, maintain and use of the Charging System in accordance with applicable Laws; (d) Tenant shall be responsible for repairing any damage to the parking area caused by Tenant's installation and maintenance of the Charging System. Landlord shall cooperate with Tenant's installation, maintenance and use of the Charging System. Tenant shall be entitled to continuing access to perform any maintenance, repairs and replacements of the Charging System that Tenant deems necessary, in Tenant's reasonable discretion. Landlord shall not be required to incur any out-of- pocket costs in connection with Tenant's installation, maintenance and use of the Charging System unless Tenant shall agree to pay for the same.

(e)
Notwithstanding the obligations of Section 9 of the Lease, Landlord approves Tenant's ability during the Term, to be implemented at Tenant's sole discretion, to alter the Building to reflect Tenant's then current prototype design, which may include, subject to Tenant's sole discretion, exterior lockers, additional curbside door, and other modifications. Should Tenant elect to remodel the Building as described herein, Tenant will not be obligated to obtain Landlord's prior approval of the plans for such work, even if the cost of the work exceeds $500,000.00.

(f)
The Re-Development will not result in increased costs to Tenant, including costs related to maintenance of the Common Areas.

3.
Land. From and after the Re-Development Date, Landlord and Tenant hereby amend the Land (as defined in the Lease) to mean the Best Buy Lot. Tenant acknowledges and agrees that, as of the Re-Development Date, the Land no longer includes any portion of the Adjacent Lot. Tenant further acknowledges and agrees that the intent of the parties is for Landlord to construct an additional building and related improvements upon the Adjacent Lot per the Starbucks Plan and any term contained in the Lease which would prohibit the construction of a building or related improvements upon the Adjacent Lot, permit Tenant to terminate the Lease in connection with such construction or cause Landlord to be in breach of the Lease or be required to provide an abatement to rent under the Lease in connection with such construction shall not be applicable to such construction, including, without limitation, the inclusion of the footprint of the building or other improvements to be constructed upon the Adjacent Lot within any no build area or common areas, provided the improvements are constructed per the Starbucks Plan, and the Tenant Conditions described in this Amendment.

4.
Adjacent Lot - Incorporated into Declaration. Landlord and Tenant acknowledge and agree the Adjacent Lot shall be incorporated into the Declaration (as defined in the Lease) by the entering of the Amendment to Reciprocal Easement and Operation Agreement attached hereto as Exhibit F and that the entering of such Amendment to Reciprocal Easement and Operation Agreement is consented to by such party.
5.
Agency Disclosure. Tenant acknowledges that certain members of Landlord are

3

DocuSign Envelope ID: 61ED9O60-4E83-412D-8A17-4215479A7169

licensed real estate agents. Tenant is advised to seek legal counsel.

6.
Affirmation of Lease Terms. Except as modified by this Second Amendment, Landlord and Tenant hereby ratify the Lease and agree that the Lease shall remain unchanged and shall continue in full force and effect. In the event there is any conflict between the terms of the Lease and the terms set forth in this Second Amendment, the terms specifically set out in this Second Amendment shall control. From and after the Re-Development Date, any and all references to "the Lease" or "this Lease" in the Lease shall mean the Lease as modified by this Second Amendment.

7.
Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Second Amendment. Receipt by telecopy or electronic mail of any executed signature page to this Second Amendment shall constitute effective delivery of such signature page. This Second Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf'), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

8.
Incorporation of Recitals and Exhibits. The recitals set forth above and Exhibits attached hereto are incorporated in and made a part of this Second Amendment.

9.
Capitalized Terms. All capitalized terms used but not defined in this Second Amendment shall have the meaning set forth in the Lease.

(Signatures appear on the following page.)

4

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease Agreement as of the day and year first above written.

LANDLORD:

DUFF DANIELS, L.L.C.

By: /s/ Ronald L. Daniels, Manager

WESTBROOK DANIELS, L.L.C.

By: /s/ Ronald L. Daniels, Manager

WESTBROOK WOLF, L.L.C.

By: /s/ Abe M. Wolf, Manager

TENANT:

BEST BUY STORES, L.P.

By: BBC Property Co., its general partner By: /s/ Buddy Davenport, Vice President

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Exhibit A

Best Buy Lot Legal Description

Lot 1 in Daniels Subdivision Second Addition, an Official Plat, now included in and forming a part of the City of Ames, Story County, Iowa.

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Exhibit B

Sign Lot Legal Description

Outlot Z in Daniels Subdivision Second Addition, an Official Plat, now included in and forming a part of the City of Ames, Story County, Iowa.

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A 7169

Exhibit C

Adjacent Lot Legal Description

Lot 3 in Daniels Subdivision Second Addition, an Official Plat, now included in and forming a part of the City of Ames, Story County, Iowa.

Exhibit D Starbucks Plan

PRELIMINARY- NOT FOR CONSTRUCTION

SOUTH DUFF AVENUE

C2.1

220055

1200 SOUTH DUFF AVENUE COFFEE SHOP
INTEGRATED SITE PLAN

LAYOUT PLAN

Bishop Engineering

2

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Exhibit E

Curbside Pickup Work

Curbside Pickup
Curbside Pickup
1
3
1
2
3
4

3

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

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DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Exhibit F

Amendment to Reciprocal Easement and Operation Agreement [See Following Pages]

8

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

AMENDMENT TO RECIPROCAL EASEMENT AND OPERATION AGREEMENT

Recorder's Cover Sheet

Preparer Information:

Taxpayer Information: Return Document To:

Nathan J. Barber

Belin McCormick, P.C.

666 Walnut Street, Suite 2000 Des Moines, IA 50309-3989 Phone 515-243-7100

NIA

Nathan J. Barber

Belin McCormick, P.C.

666 Walnut Street, Suite 2000 Des Moines, IA 50309-3989

Grantor/Claimant:

Duff Development, L.L.C. Duff Daniels, L.L.C. Westbrooke Daniels, L.L.C. Westbrooke Wolf, L.L.C. Best Buy Stores, L.P. Books-A-Million, Inc.

Legal Description: See Exhibit A and Exhibit B

Grantees:

To Whom It May Concern

Document or instrument number of previously recorded documents: Reciprocal Easement and Operation Agreement recorded October 24, 2002 as Instrument Number 02-16733.

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

AMENDMENT TO RECIPROCAL EASEMENT AND OPERATION AGREEMENT

This Amendment to Reciprocal Easement and Operation Agreement (this "Amendment") is entered as of the_ day of ,2023 by the following parties:

Duff Development, L.L.C., an Iowa limited liability company ("Duff Development");

Duff Daniels, L.L.C., an Iowa limited liability company, Westbrooke Daniels, L.L.C., an Iowa limited liability company, and Westbrooke Wolf, L.L.C., an Iowa limited liability company (collectively, "DWW");

Best Buy Stores, L.P., a Virginia limited partnership ("Best Buy"); and Books-A-Million, Inc., a Delaware corporation ("BAM").

WHEREAS, Duff Development owns the real estate legally described in Exhibit A (the "Duff Parcel");

WHEREAS, BAM leases the Duff Parcel from Duff Development;

WHEREAS, DWW owns the real estate legally described in Exhibit B (the "Best Buy Parcel" and together with the Duff Parcel, the "Total Parcel");

WHEREAS, Best Buy leases the Best Buy Parcel from DWW;

WHEREAS, the Total Parcel is subject to a certain Reciprocal Easement and Operation Agreement recorded October 24, 2002 as Instrument Number 02-16733 (the "REA");

WHEREAS, Duff Development and DWW desire to re-plat the Total Parcel to create three new lots and one outlot (the "Re-Plat"), with one of the new lots (the "New Parcel") to be used as a coffeeshop;

WHEREAS, Duff Development and DWW desire to amend the REA to permit the creation of the New Parcel and the development of the New Parcel for use as a coffeeshop; and

WHEREAS, Best Buy and BAM desire to consent to this Amendment, the creation of the New Parcel and the development of the New Parcel for use as a coffeeshop.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I. Creation of New Parcel. The REA is hereby amended to permit the creation of the New Parcel and the development of the New Parcel for use as a coffeeshop substantially in accordance with the site plan attached hereto as Exhibit C. The foregoing includes, but is not limited to, the REA being amended to: (i) remove the footprint of the buildings, structures and improvements depicted in the site plan attached hereto as Exhibit C from

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

any Common Areas and no build areas under the REA; and (ii) include the land under the footprint of such buildings, structures and improvements as Permissible Building Areas. Notwithstanding anything to the contrary in the REA, including, without limitation, anything to the contrary in Section 2(b), construction, alteration, and repair work within the New Parcel shall be permitted. Following the creation of the Re-Plat, the "Best Buy Parcel" as defined in the REA shall mean Lot 1 and Outlot Z of the Re-Plat; the "Duff Parcel" as defined in the REA shall mean Lot 2 of the Re-Plat; and New Parcel shall mean Lot 3 of the Re-Plat.

2.
Grant and Declaration of Reciprocal Easements. For the avoidance of doubt, the easements and rights to use set forth in Section l(a) of the REA apply to the New Parcel.

3.
Responsible Owner. Notwithstanding anything to the contrary in the REA, including, without limitation, anything to the contrary in Section 3(a) of the REA, the Owner of the New Parcel shall be the Responsible Owner with respect to the New Parcel.

4.
Maintenance of Common Areas. Section 4(c) of the REA is deleted and replaced with the following provision:

c. The Owner of the Best Buy Parcel (''Maintaining Owner") shall be responsible for the common area maintenance to be performed and shall bill the Owner of the Duff Parcel for thirty percent (30%) and the Owner of the New Parcel for ten percent ( I 0%) of the cost of the Common Area Maintenance. The cost of the Common Area Maintenance billed to the Owner of the Duff Parcel and New Parcel (the "Non- maintaining Owners") may include an administrative fee equal to ten percent (I 0%) of the Common Area costs billed but shall not include any other charges for overhead or management. For purposes hereof, the Common Area Maintenance shall include all required maintenance on the Parcel except as otherwise provided in paragraph 2(c), 2(d), 2(g) and 3(b) hereof The Maintaining Owner shall maintain the Common Area in a safe, sightly and serviceable condition, which repair and maintenance shall include cleaning, lighting, painting, striping, landscaping, removing garbage and trash, removing obstructions, snow, water and ice, repairing and servicing the parking areas, curbs, walks, driveways, utilities and drainage facilities, and directional signs and lighting facilities as necessary from time to time and shall further include maintenance, repair, lighting, cleaning and painting the Shopping Center pylon sign; provided each Parcel Owner shall be responsible for the repairs and maintenance of its sign panel and provided further that New Parcel Owner shall not be responsible to reimburse for any costs related to the Pylon Sign or Sign Outlot.

The Non-maintaining Owners may elect (together and not individually) at any time to maintain all common area on its own Parcel. In the event that the Non- maintaining Owners so elect, each Parcel Owner shall thereafter maintain the Common Area on its Parcel consistent with the standards set forth above.

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

5.
Pylon Sign. The Re-Plat creates a new outlot (the "Sign Outlot") for the pylon sign benefitting the Best Parcel and Duff Parcel. The Sign Outlot will be part of the Best Buy Parcel, provided that the Owner of the Duff Parcel shall reimburse the owner of the Best Buy Parcel for forty percent (40%) of the real estate taxes and maintenance attributable to the Sign Outlot. Notwithstanding anything to the contrary in the REA, including, without limitation, anything to the contrary in Section 4(a) of the REA, the only Owners entitled to space on the Pylon Sign shall be the Owners of the Duff Parcel and the Best Buy Parcel. The Owners of the Revised Duff Parcel and the Revised Best Buy Parcel shall share the costs and expenses of the Pylon Sign in the manner set forth in Section 4(a) of the REA.

6.
Shopping Center Signage. The third sentence in Section 4(a) of the REA is deleted. Provided the sign does not decrease the signage otherwise allowed on the Pylon Sign, the New Parcel will be permitted, to the extent allowed by City of Ames, a dedicated monument sign which the Owner of the New Parcel shall maintain at its sole cost and expense.

7.
Insurance. Any Owner with a net worth in excess of $100,000,000 may self-insure for the risk identified in Section 3(b) of the REA.

8.
Exclusives. Notwithstanding anything to the contrary in the REA, including, without limitation, anything to the contrary in Section 5(c), the Borders Exclusive shall prohibit the use of the New Parcel as a coffeeshop, including, but not limited to, a Starbucks coffeehouse.

9.
Tenant Consent. Best Buy and BAM hereby consent to entering into this Amendment and acknowledge that this Amendment is binding on them. Best Buy and BAM hereby consent to the construction of buildings, structures and improvements upon the New Parcel substantially in accordance with the site plan attached hereto as Exhibit C.

I 0. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

11.
Incorporation of Recitals and Exhibits. The recitals set forth above and Exhibits attached hereto are incorporated in and made a part of this Amendment.

12.
Capitalized Terms. All capitalized terms used but not defined in this Amendment shall have the meaning set forth in the REA.

[Signature Pages Follow]

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Signature Page - Amendment to Reciprocal Easement and Operation Agreement

DUFF DEVELOPMENT, L.L.C.

By:

Ron Daniels, President

STATE OF )

)ss: COUNTY OF )

This instrument was acknowledged before me on this day of ,2023 by Ron Daniels as President of Duff Development, L.L.C.

Notary Public in and for said State

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Signature Page - Amendment to Reciprocal Easement and Operation Agreement

DUFF DANIELS, L.L.C.

By: Abe Wolf, Manager

WESTBROOKE DANIELS, L.L.C.

By: _ Abe Wolf, Manager

WESTBROOKE WOLF, L.L.C.

By: Abe Wolf, Manager

STATE OF

)ss:

COUNTY OF

This instrument was acknowledged before me on this day of ,2023 by Abe Wolfas Manager of Duff Daniels, L.L.C., Westbrooke Daniels, L.L.C. and Westbrooke Wolf, L.L.C.

Notary Public in and for said State

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Signature Page - Amendment to Reciprocal Easement and Operation Agreement

BEST BUY STORES, L.P.

By: BBC Property Co., its General Partner

By: Buddy Davenport, Vice President

STATE OF ,

)ss: COUNTY OF )

This instrument was acknowledged before me on this day of ,2023 by Buddy Davenport as Vice President of BBC Property Co., as the General Partner of Best Buy Stores, L.P.

Notary Public in and for said State

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Signature Page - Amendment to Reciprocal Easement and Operation Agreement

BOOKS-A-MILLION, INC.

By: _

Name:

Title:

STATE OF ,

)ss: COUNTY OF )

This instrument was acknowledged before me on this day of , 2023 by as of Books-A-Million, Inc.

Notary Public in and for said State

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Exhibit A

Duff Parcel Legal Description

Lot 2 in Daniels Subdivision First Addition, an Official Plat, now included in and forming a part of the City of Ames, Story County, Iowa.

To become:

Lot 2 in Daniels Subdivision Second Addition, an Official Plat, now included in and fanning a part of the City of Ames, Story County, Iowa.

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Exhibit B

Best Buy Parcel Legal Description

Lot I in Daniels Subdivision First Addition, an Official Plat, now included in and forming a part of the City of Ames, Story County, Iowa.

To become:

Lot I in Daniels Subdivision Second Addition, an Official Plat, now included in and forming a part of the City of Ames, Story County, Iowa.

DocuSign Envelope ID: 61ED9D60-4E83-412D-8A17-4215479A7169

Exhibit C

New Parcel Site Plan

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Third Amendment”) is made this 13 day of March , 2024 (the “Effective Date”), by and between Duff Daniels, L.L.C., an Iowa limited liability company, as tenant in common holding a 65% interest, and Westbrook Daniels, L.L.C., an Iowa limited liability company, as tenant in common holding a 10.21% interest, and Westbrook Wolf, L.L.C., an Iowa limited liability company, as tenant in common holding a 24.79% interest (collectively, “Landlord”) and Best Buy Stores, L.P., a Virginia limited partnership (“Tenant”).

R E C I T A L S :

WHEREAS, Landlord and Tenant are the current parties to that certain Lease dated December 20, 2004, as amended by a First Amendment to Lease dated December 11, 2018 and Second Amendment to Lease Agreement dated February 13, 2023 (collectively, the “Lease”) with respect to the Leased Premises more fully described in the Lease and having a street address of 1220 South Duff Avenue, Ames, Iowa 50010;

WHEREAS, Landlord and Tenant have agreed to amend the Lease in accordance with the terms and conditions more particularly set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.
Second Extension Period. The Term is scheduled to expire on March 31, 2025. The parties hereby agree to extend the Term for the period (“Second Extension Period”) of April 1, 2025 through and including March 31, 2030. The Term shall mean the Base Term, as extended by the Second Extension Period, as the same may be further adjusted in accordance with the terms of the Lease.

2.
Fixed Rent; Article 41. Effective as of the date of this Third Amendment, the monthly fixed rent payable under the Lease shall be revised to be the following amounts for the following periods:

Period	Annual Rent	Monthly Rent	Per sq. ft.
4/1/25 to 3/31/2030	$452,372.05	$37,697.67	$14.95
Option 3 (4/1/2030 to 3/31/2035)	$467,501.55	$38,958.46	$15.45
Option 4 (4/1/2035 to 3/31/2040)	$482,631.05	$40,219.25	$15.95

3.
Agency Disclosure. Tenant acknowledges that certain members of Landlord are licensed real estate agents. Tenant is advised to seek legal counsel.
4.
Affirmation of Lease Terms. Except as modified by this Third Amendment, Landlord and Tenant hereby ratify the Lease and agree that the Lease shall remain unchanged and shall continue in full force and effect. In the event there is any conflict between the terms of the Lease and the terms set forth in this Third Amendment, the terms specifically set out in

1

this Third Amendment shall control. From and after the Effective Date, any and all references to “the Lease” or “this Lease” in the Lease shall mean the Lease as modified by this Third Amendment.

5.
Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Third Amendment. Receipt by telecopy or electronic mail of any executed signature page to this Third Amendment shall constitute effective delivery of such signature page. This Third Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

6.
Incorporation of Recitals. The recitals set forth above are incorporated in and made a part of this Third Amendment.
7.
Capitalized Terms. All capitalized terms used but not defined in this Third Amendment shall have the meaning set forth in the Lease.

(Signatures appear on the following page.)

2

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Lease Agreement as of the day and year first above written.

LANDLORD:

DUFF DANIELS, L.L.C.

By:

/s/ Ronald L Daniels

Ronald L. Daniels, Manager WESTBROOK DANIELS, L.L.C.

By:

/s/ Ronald L Daniels

Ronald L. Daniels, Manager WESTBROOK WOLF, L.L.C.

By:

/s/ Abe M. Wolf

Abe M. Wolf, Manager

TENANT:

BEST BUY STORES, L.P.

By: BBC Property Co., its general partner

By:

/s/ Buddy Davenport, Vice President Buddy Davenport, Vice President